As filed with the Securities and Exchange Commission on January 28, 2021

Securities Act of 1933 Registration No. 033-51308

Investment Company Act of 1940 Registration No. 811-07142

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 157	☒
and/or
REGISTRATION STATEMENT
Under
the Investment Company Act of 1940
Amendment No. 160	☒

HIGHLAND FUNDS II

(Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-665-1287

(Name and Address of Agent for Service)	Copy to:

Ms. Lauren Thedford, Esq. c/o Highland Capital Management Fund Advisors, L.P. 300 Crescent Court, Suite 700 Dallas, Texas 75201	Jon-Luc Dupuy, Esquire K&L Gates LLP State Street Financial Center, 1 Lincoln Street Boston, Massachusetts 02111

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b); or
☒	on January 31, 2021 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Highland Funds II

Prospectus

January 31, 2021

	Class A	Class C	Class Y

Equity Funds

Highland Socially Responsible Equity Fund	HPEAX	HPECX	HPEYX

Highland Small-Cap Equity Fund	HSZAX	HSZCX	HSZYX

Although these securities have been registered with the U.S. Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured

May Lose Value

No Bank Guarantee

Highland Socially Responsible Equity Fund

Investment Objective

The investment objective of Highland Socially Responsible Equity Fund (“Socially Responsible Equity Fund” or the “Fund”) is to seek long-term growth of capital and future income rather than current income.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 39 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 65 of the Fund’s Statement of Additional Information. Investors investing in the Fund through an intermediary should consult the Appendix to the Fund’s Prospectus, which includes information regarding financial intermediary-specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None[1]	1.00%[2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.95%	0.96%	0.96%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.81%	2.57%	1.57%
[1]

Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase.

[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

[3]

Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$748	$1,112	$1,499	$2,579
Class C
if you do not sell your shares	$260	$799	$1,365	$2,905
if you sold all your shares at the end of the period	$360	$799	$1,365	$2,905
Class Y	$160	$496	$855	$1,867

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 642% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks, of socially responsible companies. This investment policy is not fundamental and may be changed by the Fund without shareholder approval upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

The Fund defines socially responsible companies as those contained in the MSCI KLD 400 Social Index (the “Index”), which is a capitalization weighted index of 400 U.S.

securities that provides exposure to companies with outstanding Environmental, Social and Governance (“ESG”) ratings and excludes companies whose products have negative social or environmental impacts. Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) believes that using the Index as its investable universe is consistent with its obligations to investors because it provides investors with access to socially responsible stocks while applying the Adviser’s proprietary analysis in order to seek to provide better risk-adjusted returns than the Index across a market cycle. The Index serves as the investable universe from which the Adviser chooses investments to meet its policy to invest at least 80% in socially responsible companies and against which the Adviser applies proprietary fundamental and technical criteria, which includes evaluations based on growth, value, trend and momentum.

The Fund may invest in equity securities of issuers of any market capitalization. Investment selection will be based on proprietary fundamental and technical criteria, which includes evaluations based on growth, value, trend and momentum. The Adviser seeks to achieve long-term growth of capital across a full market cycle by focusing on an investable universe it believes has a sustainable, long-term competitive advantage against the market and the potential for both capital appreciation and increasing dividends over time. The portfolio managers will employ both growth and value strategies, emphasizing those which are currently in favor based on market conditions. The Adviser will also employ methods which analyze the overall health of the markets with the intent of reducing equity holdings and raising cash during cyclical stock market downturns, commonly known as “bear markets.”

The portfolio managers also analyze a security’s volatility and thematic & sector trends when evaluating the portfolio and may consider selling a security when one of these characteristics no longer applies (or when more attractive alternatives are identified). The portfolio managers may actively hedge positions through the use of fully covered options strategies, such as buying puts, selling covered calls or fully funded spreads.

The Adviser intends to actively hedge market risk in several ways, including through the use of fully covered options strategies such as buying puts, selling calls or creating spreads. Additionally, the Adviser may invest long or short in exchange-traded funds (“ETFs”). The Adviser may also use cash as a strategic asset, meaning the Fund may maintain up to 20% of assets in cash for significant periods of time.

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The Fund may also sell securities short. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis. As a result, the Fund may be more likely to realize capital gains, including short-term capital gains taxable as ordinary income, that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and to incur other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions and transaction costs it incurs will vary over time based on market conditions.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Socially Responsible Investment/ESG Risk is the risk that, because the Fund invests primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider (defined below) in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance.

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Highland Funds II Prospectus

January 31, 2021

Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.

Industry Focus Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its investments. Because the Fund currently focuses its investments in the information technology, industrials, healthcare, consumer discretionary and financials sectors, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries

Information Technology Sector Risk is the risk that the Fund may be impacted by risks faced by companies in the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company (a “RIC”), and its strategy may bear adversely on its ability to so qualify.

Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and indirectly bear similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk is the risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Large-Cap Company Risk is the risk that large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower market valuations or pricing for their common stock.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

3

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk is the risk associated with investments in options. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.

Other Investment Companies Risk is the risk that when the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Pandemics and Associated Economic Disruption An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

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Highland Funds II Prospectus

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Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. The MSCI KLD 400 Social Index is included to show how the Fund’s performance compares against the returns of an index comprised of investments similar to those of the Fund. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance prior to July 17, 2019 reflects returns achieved when the Fund was named Highland Premier Growth Equity Fund and did not pursue a strategy to invest in socially responsible companies. The Fund’s performance prior to February 1, 2016 reflects returns achieved when the Fund was sub-advised. The Fund’s performance prior to February 18, 2011 reflects returns achieved when the Fund was managed by a different investment adviser. If the Fund’s current management had been in place for the prior periods, the performance information shown would have been different. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses (including sales charges). Updated information on the Fund’s performance can be obtained by visiting https://highlandfunds.com/funds/ or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 14.84% for the quarter ended June 30, 2020 and the lowest calendar quarter total return was -19.71% for the quarter ended March 31, 2020.

5

Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class A (inception 12/31/96)
Return Before Taxes	6.53%	6.74%	10.15%
Return After Taxes on Distributions	0.42%	1.22%	6.74%
Return After Taxes on Distributions and R-Ops Sale of Fund Shares[1]	0.25%	3.73%	7.38%
Return Before Taxes
Class C (inception 9/30/99)	5.85%	5.95%	9.33%
Class Y (inception 12/31/96)	6.82%	7.01%	10.42%
S&P 500® Value Index (reflects no deduction for fees, expenses or taxes)	1.35%	10.50%	10.72%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)	21.05%	15.70%	13.56%
[1]

The 1 Year “Return After Taxes on Distributions and Sale of Fund Shares” loss for the period is offset by a capital loss benefit for the assumed sale of Fund shares. The 1 Year “Return After Taxes on Distributions” does not include an assumed sale for this period, therefore, this return does not reflect the offsetting capital loss.

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares may be higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	5 years	President and Co-Founder
Mike Hurley	2 years	Chief Market Strategist

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Purchase minimum (for Class Y Shares) (eligible investors only)

Initial Investment	None
Subsequent Investments	None

Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.

Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the Prospectus under the “Choosing a Share Class” section.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at https://www.highlandfunds.com/forms-taxes.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Highland Funds II — Highland Socially Responsible Equity Fund, PO Box 219424, Kansas City, Missouri 64121-9424, or

•	By calling DST Asset Manager Solutions, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual

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January 31, 2021

retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Highland Small-Cap Equity Fund

Investment Objective

The investment objective of Highland Small-Cap Equity Fund (“Small-Cap Equity Fund” or the “Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Highland Funds II funds. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 39 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 65 of the Fund’s Statement of Additional Information. Investors investing in the Fund through an intermediary should consult the Appendix to the Fund’s Prospectus, which includes information regarding financial intermediary-specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None[1]	1.00%	[2]	None
Exchange Fee	None	None		None
Redemption Fee	None	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Y
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	3.08%	3.08%	3.08%
Interest Payments and Commitment Fees on Borrowed Funds	0.93%	0.93%	0.93%
Dividend Expense on Short Sales	0.00%	0.00%	0.00%
Remainder of Other Expenses	2.15%	2.15%	2.15%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	4.32%	5.07%	4.07%
Expense Reimbursement[3]	-1.95%	-1.95%	-1.95%
Total Annual Fund Operating Expenses After Expense Reimbursement	2.37%	3.12%	2.12%
[1]

Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase.

[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

[3]

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.15% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2022, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described in the footnote above. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$984	$1,809	$2,646	$4,788
Class C
if you do not sell your shares	$507	$1,519	$2,531	$5,052
if you sold all your shares at the end of the period	$607	$1,519	$2,531	$5,052
Class Y	$409	$1,238	$2,083	$4,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

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Highland Funds II Prospectus

January 31, 2021

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, of small-cap companies, plus borrowing for investment purposes. This investment policy is not fundamental and may be changed by the Fund without shareholder approval upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

The Fund uses an investment strategy that combines growth, value and core investment management styles. The Fund defines a small-cap company as one with a market capitalization that falls between (a) the bottom range of the S&P Small-Cap 600 Index (“Small-Cap 600 Index”) and (b) the greater of either the top range of the Small-Cap 600 Index or $6.5 billion. As of December 08, 2020, the market capitalization of companies in the Small-Cap 600 Index ranged from $700 million to $3.2 billion.1 The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves outside its capitalization range or because the index capitalization range changes. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

•	high quality management focused on generating shareholder value

•	attractive products or services

•	appropriate capital structure

•	strong competitive positions in their industries

At times, the portfolio manager may focus investments in a particular sector or sectors of the economy. The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund may borrow for investment purposes. To the extent the Fund borrows and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund may invest in securities issued by real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate.

[1]

The Small-Cap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Fund may also sell securities short and use futures and options to gain short exposure. The Adviser will vary the Fund’s long and short exposures over time based on its assessment of market conditions and other factors.

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign (non-U.S.) securities. The Fund may also invest in exchange-traded funds (“ETFs”). The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes. The Fund may also invest in master limited partnerships (“MLPs”), which are typically characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry).

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Industry Focus Risk is the risk that the Fund may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Fund focuses its

9

investments. Because the Fund currently focuses its investments in the real estate, financials and healthcare sectors, the Fund’s performance largely depends on the overall condition of these industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Real Estate Securities Risk is the risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Financial Services Sector Risk is the risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Healthcare Sector Risk is the risk that a portion of the Fund’s performance depends on the overall condition of the healthcare industry and is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk is the risk that the value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Fund.

Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company (a “RIC”), and its strategy may bear adversely on its ability to so qualify.

Exchange-Traded Funds (“ETF”) Risk is the risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and indirectly bear similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk is the risk that although the Fund is a diversified fund, it may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s

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Highland Funds II Prospectus

January 31, 2021

securities will have a greater impact on the Fund’s net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

MLP Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund may invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in certain instances. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows and changes in the regulatory environment could adversely affect the profitability of MLPs. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk is the risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Other Investment Companies Risk is the risk that when the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

11

Pandemics and Associated Economic Disruption An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

REIT-Specific Risk includes the risk that an investment in the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT fails to qualify as a REIT for tax purposes. In the event an investment fails to qualify as a REIT for tax purposes, the REIT will be subject to U.S. federal income tax (as well as state and local taxes) as a C corporation. The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. REITs are also subject to heavy cash flow dependency, defaults by borrowers and liquidity risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemption from registration under the 1940 Act.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index or indices. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance prior to February 18, 2011

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Highland Funds II Prospectus

January 31, 2021

reflects returns achieved when the Fund was managed by a different investment adviser. If the Fund’s current management had been in place for the prior periods, the performance information shown would have been different. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented, without which returns would have been lower. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class C and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses (including sales charges). Updated information on the Fund’s performance can be obtained by visiting https://highlandfunds.com/funds/ or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 20.85% for the quarter ended March 31, 2019 and the lowest calendar quarter total return was -53.70% for the quarter ended March 31, 2021.

Average Annual Total Returns

(For the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Class A (inception 9/30/98)
Return Before Taxes	-50.10%	-3.54%	2.16%
Return After Taxes on Distributions	-53.16%	-7.68%	-0.94%
Return After Taxes on Distributions and Sale of Fund Shares	-31.33%	-3.42%	1.43%
Return Before Taxes
Class C (inception 9/30/99)	-50.47%	-4.25%	1.40%
Class Y (inception 9/30/98)	-49.94%	-3.32%	2.40%
S&P Small-Cap 600 Index (reflects no deduction for fees, expenses or taxes)	19.56%	14.21%	13.37%

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and sale of fund shares may be higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	5 years	President and Co-Founder

13

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Purchase minimum (for Class Y Shares) (eligible investors only)

Initial Investment	None
Subsequent Investments	None

Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary.

Individual investors that invest directly with the Fund are not eligible to invest in Class Y Shares.

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the Prospectus under the “Choosing a Share Class” section.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at https://www.highlandfunds.com/forms-taxes.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Highland Funds II — Highland Small-Cap Equity Fund, PO Box 219424, Kansas City, Missouri 64121-9424, or

•	By calling DST Asset Manager Solutions, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Highland Funds II Prospectus

January 31, 2021

More on Strategies, Risks and Disclosure of Portfolio Holdings

Additional Information About Investment Strategies

The following is a description of investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Not all Funds may engage in all practices described below. As otherwise provided in this Prospectus or Statement of Additional Information (“SAI”), each Fund may invest without limit in the securities, assets, instruments and transactions in which it is permitted to invest. Please refer to the “Principal Investment Strategies” for each Fund for additional information regarding the principal investment practices in which a particular Fund may engage. Please see “Additional Information About Risks” below for the risks associated with each of the principal investment practices.

Assignments. The Small-Cap Equity Fund may purchase Assignments from several financial institutions (“Lenders”). The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrowing. Each Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Socially Responsible Equity Fund may borrow for investment purposes on a limited basis, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Small-Cap Equity Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, a Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

Because the management fees (including administration fees) paid to HCMFA are calculated on the basis of a Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by a Fund to HCMFA will be higher (and HCMFA will be benefited to that extent) when leverage is utilized. HCMFA will utilize leverage only if it believes such action would result in a net benefit to a Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions or pay operating expenses, and (iv) during a Fund’s repositioning. A Fund that invests in equity securities may equitize cash, including by purchasing proxies for stocks such as ETFs, options or futures, in order to provide equity-like risk and returns on temporary cash balances

A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (x) without limit hold cash, or (y) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. Some Funds utilize cash as an asset class to hedge the portfolio and reduce volatility.

In addition, a Fund may hold cash under circumstances where the liquidation of the Fund has been approved by the Trustees, and, therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. To the extent that a Fund holds cash, it may not achieve its investment objective.

Debt Securities. The Small-Cap Equity Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. The Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. The Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

•

Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•

Below Investment Grade Securities. The Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are

15

More on Strategies, Risks and Disclosure of Portfolio Holdings

regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Depositary Receipts. The Funds may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Funds may invest in both sponsored and unsponsored ADRs.

Derivatives. Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited or adversely affected by the Fund’s intention to qualify as a regulated investment company (a “RIC”), and its strategy may bear adversely on its ability to so qualify. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.

Equity Securities. To the extent a Fund invests in equity securities, the Adviser expects such Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of a Fund’s assets in such securities. The Adviser will not rely on any specific rating criteria when deciding whether to invest a Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

Exchange-Traded Funds. ETFs are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices by holding a basket of the securities in the relevant index. Each Fund may invest in ETFs, including ETFs that are advised by the Adviser or its affiliates (the “Underlying Highland ETFs”). The Underlying Highland ETFs include the Highland/iBoxx Senior Loan ETF and may include additional ETFs advised by the Adviser or its affiliates in the future. Fees and expenses of investments in Underlying Highland ETFs will be borne by shareholders of the investing funds, and the Adviser intends to voluntarily waive the portion of the management fee of the investing funds that is attributable to investments in Underlying Highland ETFs.

Hedging. Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to each Fund’s hedging transactions. See the “Taxation” section below.

Illiquid and Restricted Securities. Each Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or

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otherwise will not be subject to this percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be sold or disposed of within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Industry Focus. If a Fund’s investments are focused in issuers of one or a few specific economic sectors, the Fund may be subject to more risks than if it were broadly diversified across the economy.

Leveraged Investment Techniques and Short Positions. Each Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid.

A Fund that employs leverage or utilizes shorting in its investment strategy may have a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing up to one third of a Fund’s total assets to purchase additional securities for the Fund; and (ii) buying ETFs, closed-end funds or mutual funds (“Underlying Funds”) that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. A Fund that is permitted to borrow for investment purposes may, to a limited extent, increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). A Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. A Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to a Fund. A Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.

MSCI KLD 400 Social Index Securities (Highland Socially Responsible Equity Fund only). The Index consists of large, mid and small cap companies in the MSCI USA IMI Index, but excludes securities of companies involved in nuclear power, tobacco, alcohol, gambling, military weapons, civilian firearms, genetically modified organisms (“GMOs”) and adult entertainment. MSCI Inc. (the “Index Provider” or “MSCI”) analyzes the remaining companies based on ESG performance, sector alignment and size representation. The Index is designed to maintain similar sector weights as the MSCI USA Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market, and targets a minimum of 200 large and mid-cap constituents. MSCI reviews the Index quarterly and constituents are deleted if they are deleted from the MSCI USA IMI Index, fail the exclusion screens, or if their ESG ratings or scores fall below minimum standards. Additions are made by MSCI to restore the number of constituents to 400. All eligible securities of each issuer are included in the Index, so the Index may have more than 400 securities.

Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although a Fund’s NAV will vary, such Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of a Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in a Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the NAV of a Fund. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in a Fund’s NAV.

Non-U.S. Securities and Emerging Markets. Each Fund may invest in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted

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in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments. These risks may be greater for securities of companies located in emerging market countries.

Options. The Funds may utilize options on securities, indices and currencies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Other Investment Companies. Each Fund may invest in other investment companies. Investment companies combine shareholders’ funds for investment in a variety of instruments, including equity securities, debt securities, and money market instruments and may invest primarily in a particular type of security, a particular industry or a mix of securities and industries. An investment company is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a shareholder of another investment company, a Fund may bear a proportionate share of the expenses of such other investment company, including management fees, administration fees and custodial fees, in addition to the expenses of the Fund. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or sub-advised by Highland or its affiliates.

Real Estate Investment Trusts. The Small-Cap Equity Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders.

Portfolio Turnover. A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in a Fund’s portfolio were replaced once within a period of one year.

Securities Lending. Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.

Short Sales. Each Fund may seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. A Fund will ordinarily have to pay

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a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss.

Each Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). Each Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

Small and Mid-Cap Investments. Each Fund may invest in companies of any market capitalization, including those with small or medium capitalizations.

Temporary Defensive Positions. When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent a Fund takes temporary defensive positions, it may not achieve its investment objective.

Undervalued Stocks. A stock is considered undervalued if the Adviser believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.

Additional Information. The foregoing percentage limitations in each Fund’s investment strategies apply at the time of purchase of securities, except that the limit on borrowing described in the SAI is applied on a continued basis. The Board of Trustees may change any of the foregoing investment policies, including a Fund’s investment objective and 80% investment policy without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Additional Information About Risks

Like all mutual funds, investing in the Funds involves risk factors and special considerations. A Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in the summary section of this Prospectus, along with descriptions of each Fund’s related risks. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objectives. Investing in shares of a Fund should not be considered a complete investment program. There is a risk that the share value of the Funds will fluctuate.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. Diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Funds could be subject to additional risks because the types of investments they make may change over time. The SAI, which is incorporated by reference into this Prospectus, includes more information about the Funds and their investments. Each Fund is not intended to be a complete investment program.

Counterparty Risk: A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the

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securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the securities, a Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Risk: The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Home Loan Banks (FHLBs), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk: A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk: The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by a Fund may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, a Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal

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and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Derivatives Risk: All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and opinions contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.

A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Illiquid and Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below.

Derivatives also present other risks described in this section, including securities market risk, illiquid and restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below.

As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position.

Under Commodity Futures Trading Commission (the “CFTC”) rules and regulations, transactions in some types of swaps (including certain classes of interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving

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those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new, and many provisions are subject to further final rule making or phase-in periods, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs. Further, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. For a fund using a significant amount of derivatives, the Derivatives Rule requires a fund to adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for a fund with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. In 2022, the SEC will rescind Release 10666 and withdraw letters and similar guidance addressing a fund’s use of derivatives and require a fund to comply with the Derivatives Rule.

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Additional legislation may be enacted subsequent to the date of this Prospectus that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objectives.

In addition, regulations adopted by the prudential regulators that took effect with regards to most funds in 2019 require certain banks to include in a range of financial contracts, including derivative and short-term funding transactions, terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/ or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of derivatives.

Equity Securities Risk: The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by a Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by a Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Exchange-Traded Funds (“ETF”) Risk: The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.

Financial Services Sector Risk: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Companies in the financial services sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests and the impact of governmental intervention and legislative changes on any individual financial company or on the financial services sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default.

Focused Investment Risk: Funds whose investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, are subject to greater overall risk than funds whose investments are more diversified. A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Although each fund is a diversified Fund, it may invest in securities of a limited number of issuers in an effort to

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achieve a potentially greater investment return than a fund that invests in a larger number of issuers. A fund that invests a significant portion of its assets in a relatively small number of securities may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the fund’s net asset value.

Foreign Custody Risk: The risk associated with foreign securities and cash of the Fund being held with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Healthcare Sector Risk: The performance of a Fund that may invest a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors. A Fund that focuses on the healthcare sector is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry and faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments. See “Regulatory Risk” below. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies or legislative or regulatory activities, at the state or federal level, (such as approval policies for drugs, medical devices or procedures, and changes in governmental and private payment systems and product liabilities) may affect the demand for healthcare products and services. In addition, healthcare companies may be affected by product obsolescence, thin capitalization, limited product lines, markets and financial resources, or personnel challenges affecting the healthcare sector. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.

Hedging Risk: There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged. Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to a Fund’s hedging transactions. See the “Taxation” section below.

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Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell or dispose of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact a Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Industry Focus Risk: The performance of a Fund that may invest a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent that a Fund focuses its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Interest Rate Risk: When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent a Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

Please refer to “LIBOR Transition and Associated Risk” for more information.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point.

Recent and potential future changes in government monetary policy may affect the level of interest rates.

Legislation Risk: To the extent that state, federal or international regulators impose additional requirements or restrictions with respect to the MLPs, the availability of MLP investments for Small-Cap Equity Fund may be adversely affected.

Such requirements or restrictions may reduce or eliminate sources of financing for affected borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of debt securities relating to

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highly leveraged transactions or subject such securities to increased regulatory scrutiny, such financial institutions may determine to sell debt securities in a manner that results in a price that, in the opinion of the Adviser is not indicative of fair value. Were a Fund to attempt to sell a securities at a time when a financial institution was engaging in such a sale with respect to the securities, the price at which the Fund could consummate such a sale might be adversely affected.

Leverage Risk: When deemed appropriate by the Adviser and subject to applicable regulations, each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser full exposure to movement in the price of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of a Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of a Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of a Fund will generally decline faster than would otherwise be the case. If a Fund employs leverage, the Adviser will benefit because a Fund’s Average Daily Managed Assets, as defined below, will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility may be more restrictive than those described.

LIBOR Transition and Associated Risk: LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. As a result, plans are underway to phase out the use of LIBOR by the end of 2021. Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments utilized by a Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by a Fund, (ii) the cost of temporary borrowing for a Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to adversely impact a Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Management Risk: Each Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. Each Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In addition, if one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives. The Funds’ portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and

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models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

MLP Risk: The Small-Cap Equity Fund may invest in MLP units. An investment in MLP units involves some risks which differ from Equity Securities Risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

MLP Tax Risk: If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. In addition, any distributions that the Fund receives from an MLP that were treated as dividends in the hands of the Fund could materially affect the tax character of the Fund’s distributions to shareholders. See “Distributions” and “Taxation” below. Moreover, in the case of an MLP treated as a corporation for U.S. federal income tax purposes, any items of loss or deduction in excess of such MLP’s items of income or gain would not be treated as incurred directly by the Fund and would be permitted to be used only by such MLP. Therefore, in general, the classification of a MLP as a corporation for U.S. federal income tax purposes could adversely affect the Fund and its shareholders, including by (i) reducing the amount of cash available for distribution by the MLP to the Fund and, in turn, for distribution by the Fund to the Fund’s shareholders and (ii) reducing the value of the Fund’s investment in any such MLP and, in turn, the value of the Fund’s shares.

Non-U.S. Securities Risk: Investing in non-U.S. securities involves additional and more varied risks than investing in U.S. investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. The uncertainty resulting from the transition period may affect other countries in the EU and elsewhere, cause volatility within the EU, or trigger prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and resulting market volatility may have an adverse effect on the performance of the Funds.

Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to

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those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce a Fund’s yield on any such securities.

The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Governmental actions may also have a significant effect on the economic conditions in emerging market countries, which may adversely affect the value and liquidity of the Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in particular companies.

As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser have had no or limited prior experience.

In addition, the risks associated with investing in a narrowly-defined geographic area are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in China, which may be considered an emerging market, the risks associated with China-related investments may be more pronounced for such Fund. Funds may also be subject to Non-U.S. Securities Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Operational and Technology Risk: The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of a Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Funds’ operations.

Cyber-attacks, disruptions, or failures that affect the Funds’ service providers or counterparties may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. For example, the Funds’ or their service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of

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Highland Funds II Prospectus

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private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate a Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Funds or their service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Funds and their service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Funds’ investments, which could have material adverse consequences for such issuers, and may cause the Funds’ investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Funds invest, or securities markets and exchanges.

Options Risk: The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. Special tax rules apply to a Fund’s, or an underlying fund’s, transactions in options, which could increase the amount of taxes payable by shareholders. While a Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. An option that was fully covered at the time it was entered may be unwound and no longer covered in reaction to market price movements if the Adviser believes such action is in the best interests of the Fund and sufficient liquid assets have otherwise been segregated in an amount equal to the outstanding obligations under the contract or in connection with the position.

Other Investment Companies Risk: To the extent a Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Pandemics and Associated Economic Disruption: An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty.

It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant

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and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact a Funds’ ability to complete repurchase requests. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests, lines of credit available to a Fund and may lead to losses on your investment in a Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES ACT provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed plans to extend credit to small- and medium-sized businesses. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Funds may invest and future governmental support is not guaranteed.

Portfolio Turnover Risk: A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower a Fund’s after-tax performance. A Fund’s annual portfolio turnover rate may vary greatly from year to year.

Real Estate Securities Risk: The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.

Regulatory Risk: Legal, tax and regulatory changes could occur and may adversely affect the Funds and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

REIT-Specific Risk: Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain an exemption under the 1940 Act. For example, because a Fund may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Securities Lending Risk: A Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by a Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in

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recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Securities Market Risk: The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. The profitability of a Fund substantially depends upon the Adviser’s ability to correctly assess the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements.

The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). See also “Debt Securities Risk” above.

As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Short Sales Risk: Short sales by each Fund that are not made “against-the-box” (that is when the Funds have an offsetting long position in the asset that is selling short) involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Funds engage in a short sale on a security, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Funds pay in connection with the short sale. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Funds might have difficulty purchasing securities to meet their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

Socially Responsible Investment/ESG Risk: Because the Socially Responsible Equity Fund invests primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments. This exclusionary criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for non-investment reasons when it might be otherwise disadvantageous for it to do so.

A company’s ESG performance or the Index Provider’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s strategy to invest in equity securities of socially responsible companies. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance. Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

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Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

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More on Strategies, Risks and Disclosure of Portfolio Holdings

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Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

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Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

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Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

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Large-Cap Company Risk: Large-cap companies may not be able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower market valuations or pricing for their common stock.

Swaps Risk: The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Net Asset Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

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Highland Funds II Prospectus

January 31, 2021

Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI on the Funds’ website (www.highlandfunds.com).

Management of the Funds

Each Fund is a party to contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between Highland Funds II (the “Trust”) or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board”) has overall management responsibility for the Funds, each series of Highland Funds I, Highland Global Allocation Fund and Highland Income Fund. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Funds. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Strategic Opportunities Fund; NexPoint Capital, Inc. (a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act); and NexPoint Real Estate Strategies Fund, a closed-end fund that operates as an interval fund. NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as investment adviser to each Fund. The address of the Adviser is 300 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

As of November 30, 2020, HCMFA had approximately $ 1.8 billion in assets under management. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.

The Adviser, through a “Shared Services Agreement” with HCMLP (defined below), will furnish to the Funds office facilities, equipment and personnel for servicing the management of the Funds. The Adviser will compensate all Adviser personnel who provide services to the Funds.

The Adviser has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. On January 9, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. On October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, the Adviser is no longer under common control with HCMLP. Mr. Dondero continues to be a portfolio manager for the Adviser and the Funds.

On November 13, 2020, HCMLP filed an amended plan of reorganization and disclosure statement with the Court (the “Amended Plan”), which was subsequently accepted by the Creditors and is under consideration by the Court. On November 30, 2020, HCMLP provided notice of termination of the Shared Services Agreement to the Adviser, effective January 31, 2021. However, based upon on-going discussions with HCMLP, the Adviser expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to the Adviser or to a third-party service provider.

Future investment selection and determination may be expected to differ between HCMLP and the Adviser. Employees of HCMLP providing services to the Adviser could face conflicts arising from, for example, HCMLP and the Adviser acting separately with respect to investment determinations on assets commonly held by clients respectively of HCMLP and the Adviser, although any such persons will not have sole investment discretion with respect to any determination made by the Adviser for its clients.

Management Fee

Each Fund has entered into an investment advisory agreement with HCMFA (each, an “Investment Advisory Agreement”) pursuant to which HCMFA provides the day-to-day management of the Fund’s portfolio of securities,

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Management of the Funds

which includes buying and selling securities for the Fund and conducting investment research.

In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s average daily managed assets. “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements for each Fund appears in the Funds’ annual reports to shareholders for the period ended September 30, 2020.

Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of such Fund or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment”, as defined in the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

The table below shows the advisory fees that the Adviser received for each Fund for the fiscal year ended September 30, 2020 and each Fund’s contractual advisory fee with the Adviser:

Fund	Advisory Fees Paid as a Percentage of Average Daily Managed Assets for the Fiscal Period Ended September 30, 2020	Contractual Advisory Fee as a Percentage of Average Daily Managed Assets
Highland Socially Responsible Equity Fund	0.50%	0.60%
Highland Small-Cap Equity Fund	-0.63%	0.95%

HCMFA has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by each Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of Highland Small-Cap Equity Fund to 1.15% of average daily net assets attributable to any class of such Fund, respectively (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2022, and may not be terminated prior to this date without the action or consent of the Board. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Administrator

On behalf of the Funds, Highland Funds II has entered into an administration agreement with SEI Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, PA 19456, and pays SEI a monthly fee for administration services. HCMFA generally assists in all aspects of the Funds’ administration and operations and furnishes offices, necessary facilities, equipment and personnel.

For more information about the Funds’ administration agreements, please see “Administrator” in the SAI.

Multi-Manager Structure

The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order (the “Order”) from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of each Fund with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of each Fund (the “Multi-Manager Structure”). The Board and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders of the Small-Cap Equity Fund have already approved the adoption of a Multi-Manager Structure, which enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Shareholders of Highland Socially Responsible Equity Fund will have to continue to separately vote to approve any change HCMFA seeks to make relating to such Fund’s sub-adviser and sub-advisory agreement with respect to non-affiliated sub-advisers. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of each Fund retain the right to

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terminate a sub-advisory agreement for such Fund at any time by a vote of the majority of such outstanding securities of the Fund.

Operation of a Fund under the Multi-Manager Structure will not: (1) permit management fees paid by a Fund to HCMFA to be increased without shareholder approval; or (2) diminish HCMFA’s responsibilities to a Fund, including HCMFA’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

About the Funds’ Portfolio Managers

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of a Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds followed by biographical information for each portfolio manager. The Funds’ SAI provides the following additional information about the: (i) portfolio managers’ compensation; (ii) other accounts managed by the portfolio managers; and (iii) portfolio managers’ ownership of shares of a Fund, if any.

Portfolio Management Teams

Highland Socially Responsible Equity Fund is managed by James Dondero and Mike Hurley.

Highland Small-Cap Equity Fund is managed by James Dondero.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

James Dondero is a co-founder of the Adviser, the portfolio manager of Highland Small-Cap Equity Fund since July 1, 2015 and co-portfolio manager of Highland Socially Responsible Equity Fund since January 31, 2016. Mr. Dondero has over 25 years of experience in the credit markets. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, preferred stocks and common stocks. From 1985 to 1989, Mr. Dondero managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of TexMark Timber Treasury, L.P., Metro-Goldwyn-Mayer and SeaOne Holdings, LLC.

Mike Hurley is a portfolio manager of Highland Socially Responsible Equity Fund. Mr. Hurley is Chief Market Strategist for HCMFA. He joined the firm in 2011 as a sub-advisor to the Highland Trend Following Fund and, prior to that, served as a Portfolio Manager with Fusion Asset Management, LLC where he managed the Fusion Global Long/Short Fund (FGLSX) from its inception in September 2007 to November 2008. Prior to launching FGLSX he served as Chief Technical Strategist for several boutique research firms, including: M.S. Howells & Co., Sound View Technology Group and E*Offering (The Investment Bank of E*TRADE). From 1986 to 1994 he served as a commissioned officer in the United States Navy. Mr. Hurley is a graduate of the University of California, Santa Barbara where he received B.A. degrees in both Business Economics and Chemistry. He is Series 7, 63 & 65 licensed and is a Chartered Market Technician (CMT).

About the Funds’ Underwriter

The Funds’ shares are offered for sale through NexPoint Securities, Inc. (the “Underwriter”), 200 Crescent Court, Suite 700, Dallas, Texas 75201. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds II — (Fund Name), PO Box 219424, Kansas City, Missouri 64121-9424.

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Shareowner Guide — How to Invest in Highland Funds II

How to Buy Shares

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter or the Funds with respect to the sale of shares of the Funds (a “Financial Advisor”), or DST Asset Manager Solutions, Inc. 430 W. 7th Street, Suite 219424, Kansas City, Missouri 64105-1407, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact the Adviser if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds II — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds II — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds II does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

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Method	Instructions
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by HCMFA for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1-877-665-1287.
By wire

You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-877-665-1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://highlandfunds.com/literature/#forms.

To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.

If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds II — (Fund Name), at the address noted below.(2) After completing a new account application, please call 1-877-665-1287 to obtain your account number. Please include your account number on the wire.

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1-877-665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at 1-877-665-1287 or visit the Funds’ website, (http://highlandfunds.com/literature/#forms), where you may obtain a copy of the “Account Options Form.”
(1)

The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

(2)

Regular Mail: Send to “Highland Funds II — (Fund Name),” PO Box 219424, Kansas City, MO 64121-9424. Overnight Mail: Send to “Highland Funds II — (Fund Name),” 430 W 7th Street, Suite 219424, Kansas City, MO 64105-1407.

The following minimum investment amounts apply to direct accounts with a Fund.

Minimum Investments for Class A and Class C

	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days’ notice and the account shareholder will bear any associated transaction costs, market exposure risks and tax consequences.

Minimum Investments for Class Y Shares (eligible investors only)

Initial Investment	None
Subsequent Investments	None

Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by eligible investors. Individual investors that invest directly with a Fund are not eligible to invest in Class Y Shares.

Unless the requirement is expressly waived by a Fund, each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

Each Fund is available for purchase through individual retirement accounts (IRAs) and other retirement plans. Each Fund offers several different types of IRAs, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. For further information, please call the Funds at 1-877-665-1287 or your Financial Advisor.

Purchases in Kind — If You Invest More than $10 Million

Large investments in a Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund

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with securities instead of cash. The Fund or the Transfer Agent would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Choosing a Share Class

Each Fund offers three classes of shares—Class A, Class C, and Class Y Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and number of years for which you are willing to invest. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Sales charges and expenses are determined by the share class you select and manner in which you purchase.

Class A Shares carry an initial sales charge. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% contingent deferred sales charge (“CDSC”) if the shares are sold within one year of purchase. Class C Shares are offered without an initial sales charge, but are subject to a CDSC for one year after purchase. Class Y Shares are offered without an initial sales charge or a CDSC, but are not available to individual investors that invest directly with the Fund. Class C Shares have higher annual operating expenses than Class A and Class Y Shares because of higher distribution and shareholder service fees.

Your Financial Advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and distribution and shareholder service fees for the Class C Shares have the same purpose as the front-end sales charge on sales of Class A Shares: to compensate the Underwriter for concessions and expenses it pays to Financial Advisors.

The Funds may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers at any time without prior notice.

Purchasing Class A Shares

Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front-end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge may be paid as a commission (or dealers’ reallowance) to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

Highland Socially Responsible Equity Fund and Highland Small-Cap Equity Fund

	Front-End Sales Charge		Maximum Dealers’ Reallowance*
Your Investment**	(As a % of Purchase Price)	(As a % of Your Net Investment)	(As a % of Purchase Price)
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.25%	4.44%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.55%
$1,000,000 or more***	None	None	†
*

From time to time, the Fund may decide to reallow the entire amount of the front-end sales charge to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws.

**

Except for certain employee benefit plans that select Class C Shares (see “Purchasing Class C Shares” below), purchases of $1,000,000 or more intended for Class C Shares should be made in Class A Shares (for individual investors) or in Class Y Shares (for institutional investors).

***

Purchases of $1 million or more of Class A Shares pursuant to a sales charge waiver are subject to a 0.50% CDSC if redeemed within one year of purchase. The Class A Shares CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A Shares if such investors are otherwise eligible to purchase Class A Shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.

†

For purchases through a Financial Advisor that exceed $1 million, the Financial Advisor will receive a concession of 0.50% of any amounts under $3 million, 0.40% of any amounts greater than $3 million and less than $5 million, 0.25% of any amounts greater than $5 million and less than $25 million and 0.12% thereafter, to the selling dealer.

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Reduced Sales Charges for Class A Shares

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which works as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or domestic partner or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund’s Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I (except for the Highland/iBoxx Senior Loan ETF) and Highland Funds II (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriters and as otherwise permitted from time to time by the Board.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://highlandfunds.com/literature.

In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients or through other platforms. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. See the SAI for a description of this and other situations in which sales charges are reduced or waived.

Variations in sales charges for Class A Shares reflect the varying efforts required to sell Class A Shares to separate categories of purchasers. These provisions may be altered or discontinued at any time. Any sales charge discounts described herein do not apply to investors purchasing shares of the Funds through any Specified Intermediary as detailed in the Appendix to the Funds’ Prospectus. Please refer to the Appendix to the Funds’ Prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

Purchasing Class C Shares

Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.

Class C Shares are available for investment through programs or platforms maintained by Financial Advisors, provided that the cost to HCMFA (or its affiliates) for providing or paying for any selling or administrative servicing activities in connection with investor accounts on such programs or platforms does not typically exceed an amount equal to 1.00% (reflecting the Class C Shares distribution and service fees or Rule 12b-1 fees) of the average net asset value of such accounts. There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors.

Because you may purchase Class C Shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C Shares is available to work for you. However, Class C Shares pay higher Rule 12b-1 fees than each of the other share classes and never convert to Class A Shares. In that regard, Class C Shares may be more appropriate for investors with a shorter investment horizon because long-term shareholders of Class C Shares may pay more than the economic equivalent of Class A Shares’ maximum front-end sales charge.

Trail commissions of up to 1.00% may be paid by the Underwriter or Adviser to Financial Advisors that provide on-going services with respect to Class C Shares.

Class C Shares are subject to a 0.50% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Fund and HCMFA related to the sale of Class C Shares, including the payment of compensation to Financial Advisors. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed,

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the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or the net asset value at the time of redemption.

An amount up to 1.5% of the amount invested in Class C Shares may be paid to Financial Advisors.

Purchasing Class Y Shares

Your purchase of Class Y Shares are made at NAV without a sales charge or CDSC. Class Y Shares are only available to eligible investors.

Eligible Investors

The Funds offer Class Y Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of a Fund, any employee of HCMFA and any family member of any such trustee or employee.

Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

Redemption of Shares

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact HCMFA if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that it will hold cash or cash equivalents or use proceeds from the sale of portfolio securities to meet redemption requests. The Funds expect to use these sources to meet redemptions under normal market conditions and may also use them under stressed market conditions. Generally, all redemptions will be for cash, although each Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets, and may be used in the event that a substantial portion of a fund’s assets is represented by one or more illiquid assets, in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in-kind may be used under normal market conditions and under stressed market conditions. You may experience a delay in converting illiquid securities to cash. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if you sell the securities.

The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.

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Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) a particular Fund within 30 days of a purchase or exchange into (or redemption out of) that same Fund may be restricted from further investing in any series of Highland Funds I or Highland Funds II or exchanging between Participating Funds, as defined in this Prospectus, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of HCMFA. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Funds. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund-of-funds advised by HCMFA; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services from HCMFA. The Funds may also exclude small transactions less than an amount set from time to time under the Funds’ policies.

Omnibus Accounts with Financial Advisors. The Funds are also offered through Financial Advisors that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.

In deciding whether to establish an omnibus account with a Financial Advisor, the Funds will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Funds will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced.

If the Financial Advisor does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the Financial Advisor’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it.

There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Funds may not have obtained their cooperation in enforcing the Funds’ disruptive trading policies and procedures. The Funds will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of any Fund may be restricted from further exchanging back into that same Fund for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments. Ask your plan administrator or visit your plan administrator’s website for more information.

Reservation of Rights to Reject Purchase or Exchange Orders. The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.

Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Funds and the Underwriter to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Funds to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or

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cooperate in enforcing the Funds’ policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Funds to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.

Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield securities or small-cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. Your Financial Advisor may charge a fee for such services. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax adviser concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “Highland Funds II — (Fund Name),” P.O. Box 219424, Kansas City, Missouri 64121-9424. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1-877-665-1287 for further details.
By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1-877-665-1287 or visiting the Funds’ website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other Highland funds or other registered, open-end investment companies advised by the Adviser and distributed by the Underwriter, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

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Method	Instructions
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1-877-665-1287 or visit the Funds’ website http://highlandfunds.com/literature/forms for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares, whether you receive the redemption proceeds in cash or securities, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation” below).

Exchange of Shares

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds II and Highland Funds I (except for the Highland/iBoxx Senior Loan ETF), and any other Participating Fund and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1-877-665-1287 for the applicable prospectus, including applicable minimums, and read it carefully before investing.

Shareholders of the Funds may exchange their shares in a class of a Fund daily for shares of a different class of the same Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).

If the shares of the Funds or any Participating Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating

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Shareowner Guide — How to Invest in Highland Funds II

Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same-Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation” below.

To exchange via the Internet, visit the Funds’ website at http://www.highlandfunds.com. To exchange by telephone, call 1-877-665-1287. Please have your account number and taxpayer identification number available when calling.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor or other intermediary, your Financial Advisor or other intermediary, as applicable, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Funds’ Transfer Agent at 1-877-665-1287 or consult your Financial Advisor or other intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Distribution and Shareholder Service Fees

Each Fund is authorized under a distribution plan (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A and Class C , as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. In addition, these fees may include reimbursements to HCMFA for certain distribution- and service-related expenses actually incurred by HCMFA on behalf of the Funds, pursuant to reimbursement guidelines approved by the Board, and to the extent consistent with the Plans and the 1940 Act. The Underwriter may also make payments from the distribution and service fees they receive from the Funds to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. HCMFA and its affiliates may benefit from such arrangements. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plans, a Fund may from time to time pay account-based service fees to intermediaries such as broker-dealers, financial advisers, or other financial institutions. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The types of payments that the Underwriter provides to firms are

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Highland Funds II Prospectus

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described below. These categories are not mutually exclusive and the Underwriter may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Underwriter’s efforts to promote the sale of the Funds’ shares. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm and are an important factor in a firm’s willingness to support the sale of the Funds through its distribution system. To the extent firms receiving such payments purchase shares of the Funds on behalf of their clients, HCMFA and/or the Underwriter benefit from increased management and other fees with respect to those assets. The services provided vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. These additional fees paid by a Fund to intermediaries may take three forms: (i) basis point payments on net assets; (ii) fixed dollar amount payments per shareholder account; and/or (iii) a combination of basis point payments on net assets and fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.

In addition, HCMFA and/or the Underwriter may, from time to time, at their own expense out of the revenues they receive from the Funds and/or their own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Fund shares to you. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of HCMFA and/or the Underwriter may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.

HCMFA and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in HCMFA’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans.

Each of HCMFA and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker-dealers or other financial intermediaries may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by HCMFA and/or the Underwriter to any broker-dealer or other financial intermediary in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, HCMFA may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the “Annual Fund Operating Expenses” table for the Funds.

Distribution and Shareholder Service Fee Rates

All Funds
	Distribution Fee		Service Fee
Class A	0.00%	*	0.25%	*
Class C	0.75%		0.25%
Class Y	None		None
*	Under the Funds’ Plan, a Fund may pay up to 0.25% for distribution fees and/or shareholder servicing fees.

These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may be returned to their stated levels, at any time, without prior notice.

The provision of these additional payments, the varying fee structures and the basis on which a firm compensates its registered representatives or salespersons creates an incentive for a particular firm, registered representative, or

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Shareowner Guide — How to Invest in Highland Funds II

salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater payments than another, a firm has an incentive to recommend one fund complex over another. Similarly, if a firm receives greater compensation for one share class versus another, that firm has an incentive to recommend the share class with the greater compensation. Shareholders should consider whether such incentives exist when evaluating any recommendations from a firm to purchase or sell shares of the Funds and when considering which share class is most appropriate. Shareholders should ask their salesperson or visit their firm’s website for more information about the additional payments they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions the firm charges. Firms may categorize and disclose these arrangements differently than the Underwriter and its affiliates.

As of September 30, 2020, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Underwriter or the Adviser pursuant to which the firm is entitled to a revenue sharing payment:

•	Morgan Stanley Smith Barney LLC

•	Ameriprise Financial Services, Inc.

•	LPL Financial LLC

Contingent Deferred Sales Charges

As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.

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Highland Funds II Prospectus

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Net Asset Value (NAV)

The NAV per share of each class of shares of each Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the NYSE is open for business, except on days on which regular trading on the NYSE is scheduled to close before 4:00 p.m., when each Fund calculates NAV as of the scheduled close of regular trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•

Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•

Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•

All other portfolio securities, including derivatives and cases where market quotations are not readily available, or when the market price is determined to be unreliable, are valued at fair value as determined in good faith pursuant to procedures established by the Board subject to approval or ratification by the Board at its next regularly scheduled quarterly meeting. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available or for which the market price is determined to be unreliable, may include, but are not limited to, securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if a significant event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. In determining the fair value price of a security, HCMFA may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.

•

Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Dividends and Other Distributions

The Funds declare and pay dividends of their net investment income and any net realized capital gains according to the schedule below. Unless you instruct a Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Funds.

The Funds are generally subject to a 4% excise tax on net investment income and net realized capital gains that are not distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Funds may pay dividends of net investment income and net realized capital

47

Dividends and Other Distributions

gains more frequently than shown in the schedule below. See “Taxation” below.

Fund	Distribution Schedule
Highland Socially Responsible Equity Fund Highland Small-Cap Equity Fund	• Dividends of investment income are typically declared and paid annually. • Short-term and long-term capital gains, if any, are typically declared and paid annually.

Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.

All Funds

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify annually for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, each Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The tax rules applicable to certain derivative instruments, as well as certain exchange-traded notes (“ETNs”), in which a Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain, including for purposes of the RIC qualification requirements under Subchapter M. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

Certain of a Fund’s investment practices, including entering into futures, options and other derivative transactions, short

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Highland Funds II Prospectus

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sales, and its hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount, foreign debt securities, and securities of REITs may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax. A Fund’s investments in certain derivative instruments and certain commodity-related investments, including ETFs and ETNs providing exposure to a single commodity or a commodities index, are or may be limited by its intention to qualify as a RIC, and, in certain cases, may adversely affect the Fund’s ability to qualify as a RIC in a particular year.

Interest and other income, as well as gain or proceeds received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains or other income or proceeds. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign withholding and other taxes paid by a Fund will reduce the return from the Fund’s investments to the extent that the Fund is unable to claim foreign tax credits in respect of such taxes. Under some circumstances, a Fund may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain underlying investment companies in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make this special election for a taxable year even if it is eligible to do so.

Some of the Funds may have high portfolio turnover during a year. High portfolio turnover can cause a Fund to realize greater amounts of short-term capital gains or other income than in the absence of such turnover and these amounts will generally be taxable to shareholders as ordinary income when distributed to them. As noted above, a Fund is generally required to distribute such additional income to its shareholders in respect of each taxable year.

Federal Income Taxation of Shareholders of the Funds

Taxation of Distributions. Distributions paid to you by a Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that the Fund properly reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits, generally are taxable to you as ordinary income. Corporations are taxed at the same rate on ordinary income as on capital gains.

Medicare Tax. A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends and net gains recognized on the taxable sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

To the extent that the amount of a Fund’s total distributions exceeds the Fund’s current accumulated earnings and profits for a taxable year, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing the amount of gain or reducing the amount of loss on a subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset). Any such capital gain will be includible in net capital gain if you have held the applicable Fund share for more than one year.

Dividends and other taxable distributions are taxable to you as described herein, whether you receive them in cash or

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Taxation

reinvest them in additional shares. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as having been paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Each Fund (or, if Fund shares are purchased through a Financial Advisor, the Financial Advisor) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

Taxation of Sales, Exchanges and Redemptions. If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Backup Withholding and Information Reporting. A Fund (or, if Fund shares are purchased through a Financial Advisor, the Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF EACH FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO EACH FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

50

Highland Funds II Prospectus

January 31, 2021

Financial Highlights

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the last five (or since inception) fiscal years or periods ended September 30.

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended September 30, 2020 has been audited by Cohen & Company, Ltd. (“Cohen”) whose report, along with each Fund’s financial statements, are included in the Funds’ Annual Reports, which are available upon request. This information for the years ended September 30, 2019, 2018, 2017 and 2016 has been audited and reported on by another independent registered public accounting firm. As of June 18, 2020, Cohen, an independent registered public accounting firm, located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 4415, serves as independent registered public accounting firm to the Funds.

51

Financial Highlights

Highland Socially Responsible Equity Fund, Class A

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$15.02	$28.61	$31.18	$34.45	$32.32

Income from Investment Operations:

Net investment income (loss)(a)	(0.07)	0.10	(0.03)	(0.03)	0.02

Net realized and unrealized gain (loss)	0.58	(4.20)	4.16	4.15	4.73

Total from Investment Operations	0.51	(4.10)	4.13	4.12	4.75

Less Distributions Declared to shareholders:

From net investment income	(0.10)	—	—	—	—

From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)

From return of capital	(0.04)	—	—	—	—

Total distributions declared to shareholders	(0.14)	(9.49)	(6.70)	(7.39)	(2.62)

Net Asset Value, End of year(b)	$15.39	$15.02	$28.61	$31.18	$34.45

Total Return(b)(c)	3.36%	(11.83)%	15.14%	15.46%	14.84%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$54,481	$66,433	$102,528	$107,865	$117,817

Gross operating expenses(e)	1.80%	1.51%	1.19%	1.27%	1.28%

Net investment income (loss)	(0.44)%	0.57%	(0.12)%	(0.10)%	0.07%

Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.70%	1.45%	1.19%	1.27%	1.28%

Interest expense and commitment fees	0.04%	—	—	0.04%	0.04%

Dividends and fees on securities sold short	0.01%	—	—	—	0.03%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

52

Financial Highlights

Highland Socially Responsible Equity Fund, Class C

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$6.88	$19.46	$23.37	$27.85	$26.76

Income from Investment Operations:

Net investment loss(a)	(0.08)	(0.01)	(0.17)	(0.19)	(0.18)

Net realized and unrealized gain (loss)	0.26	(3.08)	2.96	3.10	3.89

Total from Investment Operations	0.18	(3.09)	2.79	2.91	3.71

Less Distributions Declared to shareholders:

From net investment income	(0.07)	—	—	—	—

From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)

From return of capital	(0.02)	—	—	—	—

Total distributions declared to shareholders	(0.09)	(9.49)	(6.70)	(7.39)	(2.62)

Net Asset Value, End of year(b)	$6.97	$6.88	$19.46	$23.37	$27.85

Total Return(b)(c)	2.61%	(12.44)%	14.28%	14.58%	13.98%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$4,313	$5,615	$10,453	$13,365	$21,466

Gross operating expenses(e)	2.56%	2.24%	1.95%	2.02%	2.03%

Net investment loss	(1.18)%	(0.16)%	(0.85)%	(0.84)%	(0.69)%

Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.46%	2.18%	1.95%	2.02%	2.03%

Interest expense and commitment fees	0.04%	—	—	0.04%	0.05%

Dividends and fees on securities sold short	0.01%	—	—	—	0.04%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

53

Financial Highlights

Highland Socially Responsible Equity Fund, Class Y

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$16.65	$30.38	$32.66	$35.65	$33.29

Income from Investment Operations:

Net investment income (loss)(a)	(0.04)	0.17	0.04	0.04	0.10

Net realized and unrealized gain (loss)	0.63	(4.41)	4.38	4.36	4.88

Total from Investment Operations	0.59	(4.24)	4.42	4.40	4.98

Less Distributions Declared to shareholders:

From net investment income	(0.13)	—	—	—	—

From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)

From return of capital	(0.05)	—	—	—	—

Total distributions declared to shareholders	(0.18)	(9.49)	(6.70)	(7.39)	(2.62)

Net Asset Value, End of year(b)	$17.06	$16.65	$30.38	$32.66	$35.65

Total Return(b)(c)	3.54%	(11.54)%	15.38%	15.78%	15.12%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$10,562	$10,888	$35,088	$34,893	$35,939

Gross operating expenses(e)	1.56%	1.20%	0.94%	1.02%	1.03%

Net investment income (loss)	(0.24)%	0.91%	0.13%	0.14%	0.29%

Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.46%	1.13%	0.94%	1.02%	1.03%

Interest expense and commitment fees	0.04%	—	—	0.04%	0.05%

Dividends and fees on securities sold short	0.01%	—	—	—	0.03%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

54

Financial Highlights

Highland Small-Cap Equity Fund, Class A

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$12.05	$14.02	$15.23	$13.99	$12.96

Income from Investment Operations:

Net investment income (loss)(a)	(0.03)	(0.02)	(0.05)	0.08	0.11

Net realized and unrealized gain (loss)	(6.70)	(0.16)	1.21	1.86	2.80

Total from Investment Operations	(6.73)	(0.18)	1.16	1.94	2.91

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.03)	(0.09)	—

From net realized gains	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(1.13)	(1.79)	(2.37)	(0.70)	(1.88)

Net Asset Value, End of year(b) Total Return(b)(c)	$4.19 (61.72)%	$12.05 1.17%	$14.02 9.50%	$15.23 14.53%	$13.99 25.87%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$9,059	$29,719	$36,072	$43,663	$35,935

Gross operating expenses(e)	4.28%	3.53%	2.94%	2.00%	2.02%

Net investment income (loss)	(0.36)%	(0.17)%	(0.36)%	0.55%	0.90%

Portfolio turnover rate	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.33%	2.69%	2.34%	1.60%	1.40%

Interest expense and commitment fees	0.93%	1.26%	0.67%	0.18%	0.18%

Dividends and fees on securities sold short	—	0.06%	0.26%	0.07%	—

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

55

Financial Highlights

Highland Small-Cap Equity Fund, Class C

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$7.27	$9.35	$11.01	$10.32	$10.11

Income from Investment Operations:

Net investment loss(a)	(0.05)	(0.07)	(0.11)	(0.02)	—

Net realized and unrealized gain (loss)	(3.75)	(0.22)	0.79	1.35	2.09

Total from Investment Operations	(3.80)	(0.29)	0.68	1.33	2.09

Less Distributions Declared to shareholders:

From net investment income	—	—	—	(0.03)	—

From net realized gains	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(1.13)	(1.79)	(2.34)	(0.64)	(1.88)

Net Asset Value, End of year(b) Total Return(b)(c)	$2.34 (62.04)%	$7.27 0.44%	$9.35 8.64%	$11.01 13.73%	$10.32 24.90%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$833	$3,233	$4,323	$5,131	$3,185

Gross operating expenses(e)	5.03%	4.25%	3.69%	2.76%	2.77%

Net investment income (loss)	(1.06)%	(0.93)%	(1.12)%	(0.23)%	0.15%

Portfolio turnover rate	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios;

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	3.08%	3.44%	3.09%	2.36%	2.15%

Interest expense and commitment fees	0.93%	1.26%	0.67%	0.19%	0.18%

Dividends and fees on securities sold short	—	0.06%	0.26%	0.07%	—

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

56

Financial Highlights

Highland Small-Cap Equity Fund, Class Y

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$13.56	$15.48	$16.59	$15.16	$13.86

Income from Investment Operations:

Net investment income (loss)(a)	0.01	0.02	(0.02)	0.12	0.18

Net realized and unrealized gain (loss)	(7.66)	(0.15)	1.31	2.04	3.00

Total from Investment Operations	(7.65)	(0.13)	1.29	2.16	3.18

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.06)	(0.12)	—

From net realized gains	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(1.13)	(1.79)	(2.40)	(0.73)	(1.88)

Net Asset Value, End of year(b)	$4.78	$13.56	$15.48	$16.59	$15.16

Total Return(b)(c)	(61.63)%	1.40%	9.55%	14.89%	26.17%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$1,634	$11,618	$10,606	$27,350	$8,221

Gross operating expenses(e)	4.03%	3.29%	2.71%	1.78%	1.77%

Net investment income (loss)	0.08%	0.13%	(0.15)%	0.72%	1.28%

Portfolio turnover rate	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.

(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.

(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,

	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.08%	2.44%	2.10%	1.39%	1.15%

Interest expense and commitment fees	0.93%	1.26%	0.68%	0.21%	0.18%

Dividends and fees on securities sold short	—	0.06%	0.25%	0.07%	—

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

57

Mailings to Shareholders

As of January 1, 2021, paper copies of the Funds’ shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.highlandfunds.com/literature/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from a Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Funds’ shareholder reports, or to request paper copies by mail, see the back cover of this Prospectus.

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Funds. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1-877-665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

58

Highland Funds II Prospectus

January 31, 2021

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Custodian

BNY Mellon

240 Greenwich Street

New York, NY 10286

Distributor

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, Texas 75201

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, Ohio 44115

59

PO Box 219424

Kansas City, Missouri 64121-9424

http://highlandfunds.com

Highland Funds II

You will find additional information about the Funds in the following documents:

Appendix — Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a Specified Intermediary. The Appendix is incorporated herein by reference (it is legally part of this Prospectus).

Statement of Additional Information (SAI): The SAI contains additional information about each Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Additional information about the Funds’ investments will be available in the Funds’ semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

You may review and obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual reports and make shareholder inquiries by contacting:

Telephone 1-877-665-1287

Website http://highlandfunds.com

Standard Mail:

Highland Funds

PO Box 219424

Kansas City, Missouri 64121-9424

Overnight Mail:

Highland Funds

430 W 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

The Trust’s Investment Company Act Registration Number: 811-07142	HFII-PROS-0121

Appendix

Intermediary Sales Charge Discounts and Waivers

As described in the Prospectus, Class A Shares of the Funds, as applicable, are subject to an initial sales charge and Class C Shares are subject to a contingent deferred sales charge (“CDSC”). Class A and Class C shares purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. This Appendix details some of the variations in sales charge waivers for Class A and Class C shares purchased through certain specified financial intermediaries. The term “fund family,” as used in this Appendix, refers to those registered investment companies that are advised by Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) or its affiliates.

You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

The information in this Appendix is part of, and incorporated in, the Funds’ Prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

If you purchase Fund shares through a Merrill Lynch platform or account held at Merrill Lynch you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based account or platform (applicable to A and C shares only)

•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent (Class A and C Shares)

•	Breakpoints as described in the Prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to sales charge discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for sales charge discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”):

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Funds’ Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

HIGHLAND FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2021

300 Crescent Court, Suite 700, Dallas, Texas 75201

For information, call 1-877-665-1287

	Class A	Class C	Class Y
Equity Funds
Highland Socially Responsible Equity Fund	HPEAX	HPECX	HPEYX
Highland Small-Cap Equity Fund	HSZAX	HSZCX	HSZYX

This Statement of Additional Information (“SAI”) supplements the information contained in the Statutory Prospectus of Highland Funds II (the “Trust”) dated January 31, 2021, as amended (the “Prospectus”), and should be read in conjunction with the Prospectus. The Trust is an open-end management investment company issuing shares in two separate publicly offered series. This SAI, although not a Prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above (each a “Fund” and collectively the “Funds” or “Highland Funds”) may be obtained without charge by calling the Trust at the telephone number listed above.

The Funds’ financial statements and notes thereto and financial highlights for the fiscal year ended September 30, 2020, including the independent registered public accounting firm’s report thereon, are incorporated by reference from the Funds’ Annual Report and have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting. No other parts of the Funds’ Annual Report or Semi-Annual Report are incorporated by reference.

For a free copy of the Funds’ Annual or Semi-Annual Reports, please call 1-877-665-1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, Suite 219424, Kansas City, MO 64105-1407. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives and investment strategies of the Funds. The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an amended and restated Declaration of Trust dated May 12, 2016. This SAI relates to the following Funds: Highland Socially Responsible Equity Fund (the “Socially Responsible Equity Fund”) and Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”).

Each Fund has elected to be classified as a diversified fund for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Diversified funds may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Highland Capital Management Fund Advisors L.P. (“HCMFA” or the “Adviser”) is the investment adviser to the Funds.

Effective July 17, 2019, the Highland Premier Growth Equity Fund changed its name to the Socially Responsible Equity Fund and began pursuing a strategy to invest in socially responsible companies.

The principal investment objective or objectives of the Socially Responsible Equity Fund and Small-Cap Equity Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of beneficial interest of that Fund. Certain of each Fund’s investment restrictions are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of a portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities.

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. The following is a combined description of investment strategies and risks for the Funds, and certain strategies and risks described below may not apply to each Fund. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

Money Market Instruments. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae), whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury (i.e., Fannie Mae) or are supported solely by the credit of the instrumentality (i.e., obligations of Freddie Mac). In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government. Also included as U.S. Government Securities are bank-issued debt instruments that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program, which is backed by the full faith and credit of the U.S. Government. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, Government Securities serving as collateral for that repurchase agreement means only those types of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.

Each Fund may also invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, which has different requirements, may be rated no lower than A-2 by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in Appendix A. At no time will the investments of a Fund in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objectives and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash: (i) pending investment;

(ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses; and (iv) during the repositioning of a Fund’s portfolio. A Fund may also hold cash under circumstances where the liquidation of a Fund has been approved by the Board and therefore investments in accordance with the Fund’s investment objectives and policies would no longer be appropriate. To the extent that a Fund holds cash, it may not achieve its investment objective.

Cash. Includes bank deposits and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income, gains or proceeds.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Funds also may invest in fixed time deposits, whether or not subject to withdrawal penalties. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Funds’ restrictions that limit investments in illiquid securities.

The Funds may purchase the obligations generally in federally insured banks and savings and loan associations (collectively referred to as “banks”) that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock and Preferred Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may invest in preferred stock with any credit rating, including below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities. The Funds may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Debt Securities. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund, if it is holding a significant amount of debt instruments, will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer or the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

A Fund’s investments in certain debt instruments can cause the Fund to accrue income for tax purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require a Fund to liquidate other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Income Tax Considerations” below), in which case the Fund will forego the purchase of additional income producing assets with these funds.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities (“Junk Securities”). The Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk securities”) without limit. Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value (“NAV”).

Real Estate and Real Estate Related Investments. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and receives its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT. Although the Funds can invest in all three kinds of REITs, its emphasis is expected to be on investments in equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for the favorable tax treatment available to REITs and their shareholders under the Code, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also will bear indirectly expenses of the REITs in which it invests. Expenses from investments in REITs are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” in the Prospectus.

The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current U.S. tax law, distributions attributable to operating income of REITs in which a Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time. See “Investment Strategies and Risks” in this SAI for more information about REITs.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest.

If a Fund enters into a repurchase agreement, it will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and a Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. A Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements. The Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Illiquid Investments. Each Fund may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund may invest up to 15% of its assets in “illiquid investments.” Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that an investment held by a Fund is deemed to be an illiquid investment, the Fund will be exposed to greater liquidity risk. Illiquid investments that are held by a Fund may take the form of options traded over-the-counter (“OTC”), repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Adviser has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Adviser deems representative of their value, the value of the Fund’s net assets could be adversely affected.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of a Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board has designated the Adviser to serve as the administrator of the LRM Program and the related procedures. As a part of the LRM Program, the Adviser is responsible for identifying illiquid investments and categorizing the relative liquidity of a Fund’s investments in accordance with Rule 22e-4. Under the LRM Program, the Adviser assesses, manages, and periodically reviews a Fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of a Fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of a Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the LRM Program.

Rule 144A Securities. Each of the Funds may purchase Rule 144A securities. Certain Rule 144A securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A securities. A Fund’s purchase of Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A security and monitors HCMFA’s implementation of the standards and procedures.

If the Adviser determines, pursuant to the LRM Program and related procedures, that specific Section 4(a)(2) commercial paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, are liquid, they will not be subject to a Fund’s limitation on investments in illiquid securities.

When-Issued, Forward Commitment and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued, forward commitment or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued, forward commitment or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued, forward commitment or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated sub-custodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued, forward commitment or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued, forward commitment and delayed-delivery securities could result in exaggerated movements in a Fund’s NAV.

When a Fund engages in when-issued, forward commitment or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Each of the Funds may invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Investment by a Fund in warrants (when valued at the lower of cost or market) may not exceed 5% of the value of the Fund’s net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Non-U.S. Securities. Investing in securities issued by non-U.S. issuers and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about non-U.S. companies than about U.S. companies, and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding and other taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and non-U.S. securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods. Income, gains and other proceeds earned by a Fund in respect of non-U.S. securities may be subject to foreign withholding and other taxes, which will reduce a Fund’s return on such securities. For purposes of determining whether securities held by a Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or if the Adviser determines that the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

In addition, the Funds may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Depositary Receipts. The Funds may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Euro-Related Risk. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit.” Effective January 31, 2020, the UK ceased to be a member of the EU and, following a transition period during which the

EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. The uncertainty resulting from the transition period may affect other countries in the EU and elsewhere, cause volatility within the EU, or trigger prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and resulting market volatility may have an adverse effect on the performance of the Funds.

Developing Countries/Emerging Market Countries. Investing in securities issued by companies located in developing countries or emerging market countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries or emerging market countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries or emerging markets countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Governmental actions may also have a significant effect on the economic conditions in emerging market countries, which may adversely affect the value and liquidity of a Fund’s investments. In particular, trade disputes may result in governmental actions that could have an adverse effect on investments in emerging market countries, including but not limited to restrictions on investments in particular companies.

Lending Portfolio Securities. Each of the Funds may seek additional income by making secured loans of its portfolio securities through its custodian, BNY Mellon (“BNY”). Such loans will be in an amount not greater than 30% of the value of a Fund’s total assets. BNY will charge a Fund fees based on a percentage of the securities lending income. A Fund will receive collateral consisting of cash (which may include U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or other such collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities, depending on the nature of the loaned securities and the collateral received, as set forth in the Trust’s securities lending agreement. If the collateral consists of non-cash collateral, the borrower will pay a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash. The collateral must be marked to market daily by BNY or other party as designated in the securities lending agreement, to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, a Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

Securities of Other Investment Companies. The Funds may invest in investment companies such as open-end funds (mutual funds), closed-end funds and exchange traded funds (also referred to as “Underlying Funds”). Such investments are subject to limitations prescribed by the 1940 Act unless a U.S. Securities and Exchange Commission (the “SEC”) exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. A Fund may invest in excess of the foregoing limitations in an exchange-traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, a Fund’s ability to invest fully in shares of those funds may be restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.

The Funds may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by a Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and their Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Funds may invest their assets in “closed-end” investment companies ( “closed-end funds” or “CEFs”), subject to the investment restrictions set forth above. Shares of

CEFs are typically offered to the public in a one-time initial public offering (“IPO) by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other OTC markets. Because the shares of CEFs cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of CEFs in the secondary market.

A Fund generally will purchase shares of CEFs only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a CEF in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the CEF’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many CEFs, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many CEFs, as well as to the fact that the shares of CEFs are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of CEF shares also may contribute to such shares trading at a discount to their NAV.

A Fund may invest in shares of CEFs that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any CEF purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEFs, thereby adversely affecting the NAV of a Fund’s shares. Similarly, there can be no assurance that any shares of a CEF purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

CEFs may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the CEF’s common shares in an attempt to enhance the current return to such CEF’s common shareholders. A Fund’s investment in the common shares of CEFs that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Exchange-Traded Funds (“ETFs”). The majority of ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin-ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and CEFs.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Certain ETFs that invest in commodities or commodity-related instruments may give rise to income that is not “qualifying income” for purposes of the 90% gross income test for qualification as a RIC for U.S. federal income tax purposes. A Fund’s investment in such an ETF may bear on or be limited by the Fund’s intention to qualify as a RIC. Further, certain ETFs that invest in commodities or certain commodity-related derivatives may qualify as “qualified publicly traded partnerships” (“QPTPs”) for U.S. federal income tax purposes with the net income generated thereon treated as qualifying income for purposes of this 90% gross income test. Under the tax diversification requirements applicable to RICs a Fund’s investment in one or more entities qualifying as QPTPs may not exceed 25% of the Fund’s total assets at the end of each quarter of each taxable year. See “Income Tax Considerations” below.

Purchasing Put and Call Options on Securities. Each Fund may purchase put and call options. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the underlying security until the put expires. To the extent the Fund holds the underlying security, any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option on that security and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

Covered Option Writing. Each Fund may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund segregates assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the Fund segregates assets determined to be liquid by Adviser in an amount equal to the amount of the difference.

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the OTC market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. HCMFA expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the OTC market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and NASDAQ and by requirements of the Code for qualification as a RIC. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by a Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. Each Fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the OTC market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. The Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided during the life of the spread options.

Futures Contracts and Options on Futures Contracts. The Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodities Futures Trading Commission (“CFTC”) or in the OTC market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The Funds are sponsored by the Adviser, which is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to CFTC Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA; therefore, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Funds will be limited in their ability to use certain derivatives instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon the level and scope of that Fund’s investment in commodity interests, the purposes of such investments and the manner in which that Fund holds out its use of commodity interests. For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase.

The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the NAV of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Income earned from transactions in futures contracts and related options will be taxable. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions. The Funds may hold currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities. The Funds also may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a RIC under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. HCMFA may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Adviser.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a RIC under the Code for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. The Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by a Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to return on or increase in value of a basket of securities. Since swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.

Structured and Indexed Securities. The Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. The Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government sponsored corporations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship to control their operations. Certain financing arrangements were put in place to support their bonds, but they are not backed by the full faith and credit of the U.S. Government.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing the Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. Increases in interest rates may cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ NAVs may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. has significantly changed in recent years. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.

Further, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. For a fund using a significant amount of derivatives, the Derivatives Rule requires a fund to adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for a fund with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. In 2022, the SEC will rescind Release 10666 and withdraw letters and similar guidance addressing a fund’s use of derivatives and require a fund to comply with the Derivatives Rule.

Supranational Agencies. The Funds may invest up to 10% of its assets in debt obligations of supranational agencies such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a union of member states engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither HCMFA nor the portfolio manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither HCMFA nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither HCMFA nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. HCMFA monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If legislation were enacted that would treat a type of Municipal Obligation as taxable for federal income tax purposes, HCMFA would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

Municipal Obligation Components. The Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Included among Municipal Obligations in which a Fund may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Interest payments on qualifying Municipal Leases are exempt from federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Floating and Variable Rate Instruments. The Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. As with any debt instrument, variable and floating rate securities are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Variable and floating rate securities are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, variable and floating rate securities may not mitigate price declines in a rising long-term interest rate environment.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

The Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by HCMFA for the purchase of debt securities. HCMFA considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio, as necessary.

Loans in which the Funds may invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial Lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether

Borrowers select the LIBOR option or the Prime Rate option. Because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “LIBOR Transition and Associated Risk” in the Funds’ prospectus for more information.

Participation Interests. The Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. The Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Custodial Receipts. The Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. The Funds may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by Ginnie Mae, Fannie Mae or Freddie Mac. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when HCMFA believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an OTC market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Fund treats government stripped mortgage related securities as illiquid and will limit each Fund’s investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. The Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the Collateralized Mortgage Obligation or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Borrowing. Each Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires each Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. Each Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets (including the amount borrowed). To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, a Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by each Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). The Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Mortgage Dollar Rolls. The Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. The Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

World Equity Benchmark Shares (WEBS) and Other Index-Related Securities. The Funds may invest in ETFs, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Funds’ investment limitations.

Certain Investment Techniques, Derivatives Risk and Leverage Risk. When the Adviser of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to a Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to a Fund. Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be paid for positions held less than the required minimum holding period, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. When derivatives are used for leverage, the effects of an instrument’s price changes as market conditions change tend to be magnified. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Futures transactions have the effect of investment leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit.

Socially Responsible Investment/ESG Securities. The Socially Responsible Equity Fund defines socially responsible companies as those contained in the MSCI KLD 400 Social Index (the “Index”), which is a capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (“ESG”) ratings and excludes companies whose products have negative social or environmental impacts. The Index consists of large, mid and small cap companies in the MSCI USA IMI Index, but excludes securities of companies involved in nuclear power, tobacco, alcohol, gambling, military weapons, civilian firearms, genetically modified organisms (“GMOs”) and adult entertainment. MSCI Inc. (the “Index Provider” or “MSCI”) analyzes the remaining companies based on ESG performance, sector alignment and size representation. The Index is designed to maintain similar sector weights as the MSCI USA Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”) and the NASDAQ Stock Market, and targets a minimum of 200 large and mid-cap constituents. MSCI reviews the Index quarterly and constituents are deleted if they are deleted from the MSCI USA IMI Index, fail the exclusion screens, or if their ESG ratings or scores fall below minimum standards. Additions are made by MSCI to restore the number of constituents to 400. All eligible securities of each issuer are included in the Index, so the Index may have more than 400 securities.

Socially responsible investments or investments in ESG securities are subject to the risk that, because the Socially Responsible Equity Fund invests primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Fund may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or sustainability criteria when selecting investments. This exclusionary criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for non-investment reasons when it might be otherwise disadvantageous for it to do so.

A company’s ESG performance or the Index Provider’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s strategy to invest in equity securities of socially responsible companies. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance. Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of the Funds that may adversely affect the Funds. New or revised laws or regulations may be issued by the CFTC, the SEC, the Internal Revenue Service (the “IRS”) or the Treasury Department, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. The regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to a Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and a Fund may be unable to execute its investment strategy as a result. For example, the CFTC and prudential regulators; variation and initial margin requirements for uncleared swap transactions have become effective. These requirements increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and their affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund.

The effect of any future regulatory change on a Fund could be substantial and adverse.

A Fund’s derivative transactions, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short-sale rules). These rules may affect whether gains and losses a Fund recognizes are treated as ordinary or capital and/or as short-term or long-term, accelerate a Fund’s recognition of income or gains, defer losses, and cause adjustments in the holding periods of a Fund’s securities. The rules could therefore affect the amount, timing and/or character of a Fund’s distributions to shareholders.

Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a corporate-level tax.

To qualify for the special tax treatment accorded RICs and their shareholders, a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. A Fund’s ability to pursue its investment strategy may be limited or adversely affected by the Fund’s intention to qualify as a RIC and a Fund’s strategy may bear adversely on its ability to so qualify.

PORTFOLIO HOLDINGS

Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial advisers and affiliated persons of the Fund and (ii) clients of HCMFA or its affiliates that invest in the Fund or such clients’ consultants. For purposes of the preceding sentence only, the term “financial adviser” means any financial adviser, broker-dealer or other financial intermediary from which shares of a Fund may be purchased and that has entered into an agreement with the Fund’s principal underwriter, NexPoint Securities, Inc. (“NSI” or “Underwriter”), or the Fund’s transfer agent, DST Asset Manager Solutions, Inc. (the “Transfer Agent”), with respect to the sale of shares of the Fund. No compensation or other consideration is received by the Funds, HCMFA or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the earliest frequency with which it may be provided to them and the earliest length of the lag between the date of the information and the date it may be disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	Within 65 days after quarter end
Lipper, Inc.	Quarterly	Within 65 days after quarter end
Thomson Financial	Quarterly	Within 65 days after quarter end
Bloomberg	Quarterly	Within 65 days after quarter end
Factset	Quarterly	Within 65 days after quarter end

The top five portfolio holdings of each Fund are published in the Funds’ Fact Sheets, which are posted to the Trust’s website, www.highlandfunds.com, on a quarterly basis. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds. In addition, certain service providers to the Funds, Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, Transfer Agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 15 days after month end. If a

Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 15 days after month end.

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, HCMFA or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor as part of their annual review of the Funds’ compliance policies and procedures. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and HCMFA or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

You may access portfolio information as of the end of each Fund’s fiscal quarters via the link to the Fund and share class name at Highlandfunds.com. Each Fund’s annual report and semi-annual report on Form N-CSR contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. The Trust’s Form N-CSRs are available on the SEC’s website at www.sec.gov. Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on Form N-PORT. The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing.

Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities.

The Socially Responsible Equity Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Socially Responsible Equity Fund. Investment restrictions 9 through 16 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental polices and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund.

1. The Fund may not borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. The Fund may not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

6. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. Investment restrictions 9 through 16 are not fundamental policies and may be changed by a vote of the Board at any time.

9. The Fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act or applicable SEC orders.

10. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

11. The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

12. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

13. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

14. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition,

15. Under normal circumstances, the Socially Responsible Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, such as common and preferred stocks, of socially responsible companies.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

The Small-Cap Equity Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Fund. Investment restrictions 9 through 13 are not fundamental policies and may be changed by a vote of the Board at any time.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.

1. The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

2. The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

3. The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

4. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

6. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

7. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

8. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval.

9. The Fund may not purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

10. The Fund may not purchase illiquid investments if more than 15% of the total assets of the Fund would be invested in illiquid investments. For purposes of this restriction, illiquid investments are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

11. The Fund may not purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

12. The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

13. If the Fund is invested in by another series of the Trust or by a series of Highland Funds I, it may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Notes to Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 4 above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.

In addition, the Fund may not pledge, mortgage or hypothecate its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the overall review of the Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Securities held by a Fund also may be held by other funds or separate accounts for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Adviser for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other clients of the Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for a Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other funds or accounts for which the Adviser acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by brokers who effect portfolio transactions with the Adviser or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and the Adviser relating to each Fund authorizes the Adviser on behalf of the respective Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Adviser in servicing that Fund as well as all of the Adviser’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the amount of brokerage commissions paid by the Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in the Adviser’s outlook.

Fund	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
Socially Responsible Equity Fund	$469,311	$968,530	$526,615
Small-Cap Equity Fund	$85,348	$316,484	$156,641

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2020.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Socially Responsible Equity Fund	$358,619	$1,233,305,226
Small-Cap Equity Fund	$41,773	$50,026,222

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2020.

Broker	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions to Firms for Brokerage and Research Services
Bank of America Merrill Lynch	$134,102	$439,814,490
JPMorgan Chase Bank, N.A.	$38,272	$125,337,431
ITG Inc.	$128,933	$442,079,577
Jefferies & Company Inc.	$3,493	$47,255,037
Robert W. Baird Co. Incorporated	$1,692	$13,348,225
Stifel Nicolaus & Company Inc	$906	$17,976,645

The Funds did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

The Trust is required to identify the securities of its or its parent companies’ regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) held by the Funds as of the close of their most recent fiscal year and state the value of such holdings. As of September 30, 2020, the Trust did not hold securities of its or its parents companies’ regular brokers or dealers.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when HCMFA as applicable, deems portfolio changes appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever HCMFA believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that a Fund will bear directly, and can cause a Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). Each Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The following table provides the portfolio turnover rates for each Fund over the past two fiscal years.

Fund	Portfolio Turnover for Fiscal Year Ended 9/30/20	Portfolio Turnover for Fiscal Year Ended 9/30/19	Portfolio Turnover for Fiscal Year Ended 9/30/18
Socially Responsible Equity Fund[1]	642%	807%	258%
Small-Cap Equity Fund	15%	12%	38%

[1]

Socially Responsible Equity Fund’s portfolio turnover rate remained over 500% due to repositioning of the Fund to pursue a strategy to invest in socially responsible companies and overall market volatility due to the coronavirus pandemic.

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

The “Highland Fund Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Dr. Bob Froehlich (4/28/1953) Trustee since December 2013; Indefinite Term 11 funds

Retired.

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Ethan Powell (6/20/1975) Trustee since December 2013; Indefinite Term; Chairman of the Board since December 2013. 11 funds

Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013.

Trustee of Impact Shares Funds I Trust

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955) Trustee since inception in 2006; Indefinite Term. 11 funds	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014. Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustee
John Honis[2] (6/16/1958) Trustee since July 2013; Indefinite Term. 11 funds	President of Rand Advisors, LLC since August 2013. Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

OFFICERS

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Frank Waterhouse (4/14/1971)	Partner and Chief Financial Officer of Highland Capital Management, L.P. (“HCMLP”); Treasurer of the Highland Fund Complex since May 2015.
Treasurer since May 2015; Principal Financial Officer and Principal Accounting Officer since October 2017; Principal Executive Officer since February 2018; Indefinite Term

David Klos, CPA (5/6/1982) Assistant Treasurer since April 2020; Indefinite Term	Chief Accounting Officer at HCMLP since April 2020 and Financial Operations Principal for NexPoint Securities, Inc. since October 2016; Controller at HCMLP from March 2017 to March 2020; Assistant Controller at HCMLP from March 2015 to February 2017.

Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Fund Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Highland Fund Complex since November 2012.

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Lauren Thedford (1/7/1989)	Associate General Counsel at HCMLP since September 2017; In-House Counsel at HCMLP from January 2015 until September 2017; Secretary of the Highland Fund Complex since April 2019.

Secretary since April 2019; Indefinite Term

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020. From May 1, 2015 to January 28, 2020, Mr. Honis was treated as an Independent Trustee of the Trust.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended September 30, 2020.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Total Compensation from the Highland Funds Complex
Independent Trustees

Bryan A. Ward[1]	$5,436	$0	$0	$160,000
Dr. Bob Froehlich	$5,096	$0	$0	$150,000
Ethan Powell[1]	$5,436	$0	$0	$160,000

Interested Trustee

John Honis[2]	$5,096	$0	$0	$150,000
Dustin Norris[3]	N/A	N/A	N/A	N/A

[1]	Each of the Chairman of the Audit Committee and the Chairman of the Board receive an additional $10,000 for their service as Chair.
[2]

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020. From May 1, 2015 to January 28, 2020, Mr. Honis was treated as an Independent Trustee of the Trust.

[3]

Effective February 28, 2020, Mr. Norris resigned as an Interested Trustee of the Trust. Mr. Norris’ resignation was related to a reduction in the size of the Board to four members and the Governance Committee’s decision to maintain the independence of at least 75% of the Board in connection with industry best practice. There were no material conflicts, disagreements or other issues between Mr. Norris, the Board or any Fund.

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee meetings; however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The Trustees do not have any pension or retirement plan.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as HCMFA, the Underwriter, administrator, sub-administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of four Trustees, three of whom are Independent Trustees. Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, and the Audit and Qualified Legal Compliance Committee and the Governance and Compliance Committee are each chaired by an Independent Trustee.

The Board has established an Audit and Qualified Legal Compliance Committee, a Governance and Compliance Committee and a Distribution and Alternatives Oversight Committee, each of which are discussed in greater detail below.

Audit and Qualified Legal Compliance Committee. The members of the Audit and Qualified Legal Compliance Committee are Dr. Froehlich and Messrs. Powell and Ward, each of whom is independent for purposes of the 1940 Act. The Audit and Qualified Legal Compliance Committee is responsible for (i) approving the Trust’s independent accountants, (ii) reviewing with the Trust’s independent accountants the plans and results of the audit engagement and the adequacy of the Trust’s internal accounting controls and (iii) approving professional services provided by the Trust’s independent accountants. The Audit and Qualified Legal Compliance Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The Audit and Qualified Legal Compliance Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit and Qualified Legal Compliance Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit and Qualified Legal Compliance Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

The Audit and Qualified Legal Compliance Committee met seven times during the fiscal year ended September 30, 2020. Mr. Ward acts as the Chairman of the Audit and Qualified Legal Compliance Committee and as the audit committee financial expert.

Governance and Compliance Committee. The Trust’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Trust, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Trust’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Trust and HCMFA in connection with any potential or existing litigation or other legal proceeding related to securities held by the Trust and the Adviser or another client of the Adviser.

The Governance and Compliance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Ward and Powell, each of whom is independent for purposes of the 1940 Act. Dr. Froehlich serves as the Chairman of the Governance and Compliance Committee. The Governance and Compliance Committee met seven times during the fiscal year ended September 30, 2020.

Distribution and Alternatives Oversight Committee. The members of the Distribution and Alternatives Oversight Committee are Dr. Froehlich, Messrs. Honis, Ward, and Powell. The Distribution and Alternatives Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Trust, including Trust payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies.

Mr. Honis serves as Chairman of the Distribution and Alternatives Oversight Committee. The Distribution and Alternatives Oversight Committee met four times during the fiscal year ended September 30, 2020

The Board is led by Ethan Powell, who has served as the Chairman of the Board since December 2013. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, and that the Audit and Qualified Legal Compliance Committee and the Governance and Compliance Committee meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with the Adviser and affiliates of the Adviser enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, HCMFA and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from HCMFA and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit and Qualified Legal Compliance Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Additionally, as discussed in more detail above under “INVESTMENT STRATEGIES AND RISKS–Restricted and Illiquid Investments,” the Trust has implemented the LRM Program and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act. The Board has designated the Adviser to serve as the administrator of the LRM Program, and the Adviser makes periodic reports to the Board of information necessary in order to allow the Board to fulfill its oversight responsibilities.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2020.

Name of Trustee/Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities Owned in All Funds of the Highland Funds Complex Overseen by Trustee

Independent Trustees

Dr. Bob Froehlich		Over $100,000
Highland Socially Responsible Equity Fund	$10,001-$50,000
Highland Small-Cap Equity Fund	$10,001-$50,000

Bryan A. Ward	None	Over $100,000

Ethan Powell[2]	None	$10,001-$50,000

Interested Trustee
John Honis[1]	None	None

[1]	Effective January 28, 2020 , Mr. Honis is treated as an Interested Trustee of the Trust.

Trustee Positions

As of December 31, 2020, no Independent Trustee, nor any of his immediate family members, owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Funds, the Adviser and the Funds’ principal underwriter, NexPoint Securities, Inc. (“NSI” or the “Underwriter”) have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under each of the codes of ethics of the Funds, the Adviser and the Underwriter, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Investment Adviser

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as each Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services, Inc.”), and its general partner Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services, Inc. is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

The Adviser, through a “Shared Services Agreement” with HCMLP (defined below), will furnish to the Funds office facilities, equipment and personnel for servicing the management of the Funds. The Adviser will compensate all Adviser personnel who provide services to the Funds. The Adviser has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. On January 9, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. On October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, the Adviser is no longer under common control with HCMLP. Mr. Dondero continues to be a portfolio manager for the Adviser and the Funds.

On November 13, 2020, HCMLP filed an amended plan of reorganization and disclosure statement with the Court (the “Amended Plan”), which was subsequently accepted by the Creditors and is under consideration by the Court. On November 30, 2020, HCMLP provided notice of termination of the Shared Services Agreement to the Adviser, effective January 31, 2021. However, based upon on-going discussions with HCMLP, the Adviser expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to the Adviser or to a third-party service provider. Please refer to the Conflicts of Interest section beginning on page 54.

Investment Advisory Agreements

Under each Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so.

HCMFA carries out its duties under the Investment Advisory Agreements at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Trust and extraordinary expenses.

The Investment Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, each Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of each Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees who are not parties to the applicable Investment Advisory Agreement, by a vote cast at a meeting called for the purpose of voting such approval. The Investment Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Investment Advisory Agreements will automatically terminate in the event of an assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

Investment Advisory Fees

The Funds pay HCMFA fees for advisory services provided under the Investment Advisory Agreements that are computed and accrued daily and paid monthly at the following annual rates based upon the value of the Funds’ average daily managed assets: Socially Responsible Equity Fund: 0.60% and Small-Cap Equity Fund: 0.95%.

The following table provides total investment advisory fees paid by each Fund and, where applicable, total fees and expenses waived for the last three fiscal years.

	Total Fees for Fiscal Year Ended 9/30/20	Fees and Expenses Waived for Fiscal Year Ended 9/30/20	Total Fees for Fiscal Year Ended 9/30/19	Fees and Expenses Waived for Fiscal Year Ended 9/30/19	Total Fees for Fiscal Year Ended 9/30/18	Fees and Expenses Waived for Fiscal Year Ended 9/30/18
Socially Responsible Equity Fund	$437,011	$71,148	$669,041	$70,696	$892,181	$0
Small-Cap Equity Fund	$318,501	$530,038	$557,859	$379,374	$640,184	$345,549

1         HCMFA has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by each Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Small-Cap Equity Fund to 1.15% of average daily net assets attributable to any class of the Small-Cap Equity Fund (the “Expense Cap”). The Expense Cap will continue through at least January 31, 2022, and may not be terminated prior to this date without the action or consent of the Board.

Securities Activities of HCMFA

Securities held by the Funds also may be held by other funds or separate accounts for which HCMFA act as an adviser. Because of different investment objectives or other factors, a particular security may be bought by HCMFA for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of HCMFA arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HCMFA during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when HCMFA (under the supervision of the Board) deem the purchase or sale of a security to be in the best interests of a Fund as well as other funds or accounts for which HCMFA acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by HCMFA in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Portfolio Managers – Other Accounts Managed and Ownership of Securities

The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectus who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of a Fund’s securities owned by each such Fund’s portfolio manager, if any. Unless otherwise noted, all information is provided as of September 30, 2020.

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Dollar Range of Fund Securities Owned
Socially Responsible Equity Fund

James Dondero[1]	9 Accounts with $2.1 billion in total assets managed.	2 Pooled Investment Vehicles with $1.9 billion in total assets managed for which the fee is based on the performance of the Vehicle.	None	$100,001-$500,000

Mike Hurley[3]	None	None	None	$100,001-$500,000

Small-Cap Equity Fund

James Dondero[1]	9 Accounts with $2.1 billion in total assets managed.	2 Pooled Investment Vehicles with $1.9 billion in total assets managed for which the fee is based on the performance of the Vehicle.	None	$0-$10,000

[1]

Mr. Dondero controls HCM Services. Through his control of HCM Services, Mr. Dondero may be viewed as having voting and dispositive power over all of the shares of the common stock Socially Responsible Equity Fund and Small-Cap Equity Fund directly owned by HCM Services.

[2]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.

Conflicts of Interest

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. The Adviser has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and investment vehicles similar to the Funds. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors and all affiliates listed on its Form ADV, as filed via an amendment with the SEC October 23, 2020 (CRD No. 149653).

The Adviser, through a “Shared Services Agreement” with HCMLP (defined below), will furnish to the Funds office facilities, equipment and personnel for servicing the management of the Funds. The Adviser will compensate all Adviser personnel who provide services to the Funds. The Adviser has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. On January 9, 2020, the United States Bankruptcy Court for the Northern District of Texas (the “Court”) approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. On October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, the Adviser is no longer under common control with HCMLP. Mr. Dondero continues to be a portfolio manager for the Adviser and the Funds.

On November 13, 2020, HCMLP filed an amended plan of reorganization and disclosure statement with the Court (the “Amended Plan”), which was subsequently accepted by the Creditors and is under consideration by the Court. On November 30, 2020, HCMLP provided notice of termination of the Shared Services Agreement to the Adviser, effective January 31, 2021. However, based upon on-going discussions with HCMLP, the Adviser expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to the Adviser or to a third-party service provider. See Conflicts of Interest Section.

Future investment selection and determination may be expected to differ between HCMLP and the Adviser for their respective clients. Employees of HCMLP providing services to the Adviser could face conflicts arising from, for example, HCMLP and the Adviser acting separately with respect to investment determinations on assets commonly held by clients of HCMLP and the Adviser respectively, although any such persons will not have sole investment discretion with respect to any determinations made by the Adviser for its clients.

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. Highland personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

Portfolio Managers – Compensation

Set forth below are descriptions of the structure of and methods used to determine, portfolio manager compensation at HCMFA.

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

Compensation of the Funds’ portfolio managers may also be based, in part, on the one and three-year performance of each Fund relative to its applicable market index or category: with respect to the Socially Responsible Equity Fund, the S&P 500 Value Index; and with respect to the Small-Cap Equity Fund, the S&P Small-Cap 600 Index.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Dondero does not receive compensation based upon investment performance of Socially Responsible Equity Fund and Small-Cap Equity Fund, each of which he serves as portfolio manager and instead shares in the profits of HCMFA.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

Proxy Voting Policy and Procedures

The Board has delegated the responsibility for voting proxies in respect of each Fund’s portfolio holdings to the Adviser, to vote each Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of each Fund and its shareholders. With respect to the Socially Responsible Equity Fund, the Adviser will tailor its proxy voting guidelines consistent with its socially responsible investing philosophy.

The HCMFA proxy voting policy is attached as Appendix B .

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website (www.sec.gov) Information as of June 30 each year will generally be available on or about the following August 31.

Underwriter

Shares of the Funds are offered for sale on a continuous basis through the Funds’ principal underwriter, NSI, 300 Crescent Court, Suite 700, Dallas, Texas 75201, an affiliate of HCMFA. NSI will use all reasonable efforts in connection with distribution of shares of the Funds.

Shareholder Servicing and Distribution Plan

The Shareholder Servicing and Distribution Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to the Underwriter at the rates set forth below for the Funds:

	All Funds
	Distribution Fee		Service Fee
Class A	0.00	%*	0.25	%*
Class C	0.75%		0.25%
Class Y	None		None

*	Under the Funds’ Plan, a Fund may pay up to 0.25% for distribution fees and/or shareholder servicing fees.

These distribution and service fees may be voluntarily reduced on a temporary basis for certain share Classes, and may return to their stated levels, at any time, without prior notice.

The Underwriter may pay all or a portion of these fees to certain authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies, or other financial intermediaries (“Financial Advisors”) whose clients own shares of the Funds. The Trustees have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of a Fund monthly distribution or service fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under the Plan for distribution or service fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Distribution and Shareholder Service Fees” in the Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will agree not to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the rates set forth above. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust’s Board, as well as by a majority of the Independent Trustees. The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).

In addition, HCMFA and its affiliates, at their own expense and out of their own legitimate profits or other resources, pay additional compensation to certain Financial Advisors that have entered into a distribution agreement, service agreement or other type of arrangement with HCMFA, the Underwriter or the Funds for selling or servicing one or more class of Fund shares. Financial Advisors that receive these payments may be affiliated with HCMFA. Payments may relate to selling and/or servicing activities, such as: access to a Financial Advisors’ customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. Additional compensation creates a potential conflict of interest in the form of an additional financial incentive to a registered representative of a Financial Advisor to recommend the purchase of the Funds over another mutual fund or another investment option.

HCMFA does not direct the Funds’ portfolio securities transactions, or provide any brokerage-related remuneration to broker-dealers for promoting or selling Fund shares.

HCMFA and its affiliates also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. HCMFA and its affiliates may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Funds to their client investors. Firms and consultants that receive these various types of payments (including those affiliated with HCMFA) may have a conflict of interest in selling the Funds rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

During the fiscal years ended September 30, 2020, September 30, 2019 and September 30, 2018 the Funds paid $261,661, $773,338 and $1,081,183, respectively, to the Underwriter for distribution and shareholder servicing fees.

For the fiscal year ended September 30, 2020, the Underwriter received the following compensation:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$4,272	$0	$0	$0

For the fiscal year ended September 30, 2020, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan
Socially Responsible Equity Fund	$147,928	$49,823
Small-Cap Equity Fund	$50,539	$22,258

For the fiscal year ended September 30, 2019, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan
Socially Responsible Equity Fund	$270,118	$115,966
Small-Cap Equity Fund	$109,442	$47,887

For the fiscal year ended September 30, 2018, each Fund paid the Underwriter the following amounts under its 12b-1 Plan:

Fund	Class A 12b-1 Plan	Class C 12b-1 Plan
Socially Responsible Equity Fund	$270,279	$124,606
Small-Cap Equity Fund	$102,233	$47,325

For the fiscal year ended September 30, 2020, the Underwriter spent the fees paid under each Fund’s Class A 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Socially Responsible Equity Fund	$55,805	$2,665	$—	$2,371	$49,163	$—
Small-Cap Equity Fund	$20,624	$526	$—	$852	$24,033	$—

For the fiscal year ended September 30, 2019, the Underwriter spent the fees paid under each Fund’s Class A 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Socially Responsible Equity Fund	$63,233	$14	$—	$110,914	$67,498	$—
Small-Cap Equity Fund	$23,648	$5	$—	$65,598	$30,973	$—

For the fiscal year ended September 30, 2018, the Underwriter spent the fees paid under each Fund’s Class A 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Socially Responsible Equity Fund	$58,755	$—	$—	$57,028	$111,365	$—
Small-Cap Equity Fund	$22,313	$—	$—	$20,722	$36,710	$—

For the fiscal year ended September 30, 2020, the Underwriter spent the fees paid under each Fund’s Class C 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Socially Responsible Equity Fund	$4,602	$254	$—	$2,319	$37,682	$—
Small-Cap Equity Fund	$2,631	$121	$—	$2,671	$14,614	$—

For the fiscal year ended September 30, 2019, the Underwriter spent the fees paid under each Fund’s Class C 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Socially Responsible Equity Fund	$63,233	$14	$—	$18,717	$60,398	$—
Small-Cap Equity Fund	$23,648	$7	$—	$9,183	$27,727	$—

For the fiscal year ended September 30, 2018, the Underwriter spent the fees paid under each Fund’s Class C 12b-1 Plan as follows:

Fund	Advertising/ Marketing	Printing/ Postage	Payment to Underwriters	Payment to Sales Personnel	Payment to Broker Dealers	Other (Technology)
Socially Responsible Equity Fund	$6,702	$—	$—	$6,479	$84,187	$—
Small-Cap Equity Fund	$2,591	$—	$—	$2,521	$27,660	$—

For the fiscal year ended September 30, 2020, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Socially Responsible Equity Fund	$1,673	$1,673
Small-Cap Equity Fund	$2,599	$2,599

For the fiscal year ended September 30, 2019, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Socially Responsible Equity Fund	$3,082	$3,082
Small-Cap Equity Fund	$3,481	$3,481

For the fiscal year ended September 30, 2018, the Underwriter earned and retained the following amounts on the sale of Class A shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Socially Responsible Equity Fund	$1,981	$1,981
Small-Cap Equity Fund	$4,239	$4,239

For the fiscal year ended September 30, 2020, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Socially Responsible Equity Fund	$0	$0
Small-Cap Equity Fund	$0	$0

For the fiscal year ended September 30, 2019, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Socially Responsible Equity Fund	$0	$0
Small-Cap Equity Fund	$0	$0

For the fiscal year ended September 30, 2018, the Underwriter earned and retained the following amounts on the sale of Class C shares of each Fund as follows:

Fund	Amount Earned by the Underwriter (Aggregate Amount of Commissions)	Amount Retained by the Underwriter (Aggregate Amount of Commissions)
Socially Responsible Equity Fund	$0	$0
Small-Cap Equity Fund	$0	$0

Custodian

BNY Mellon (“BNY”), located at 240 Greenwich Street, New York, NY 10286, is the custodian for the Funds. BNY is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BNY does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Administrator

Highland Funds II has entered into an administration agreement, as of October 1, 2018, with SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and pays SEI a fee for administration services. Under the administration agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for the Fund. HCMFA generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel. The table below sets forth the administration fees paid by the Funds to State Street, the Funds’ Administrator prior to October 1, 2018, as well as any fee waiver or reimbursement, for the past three fiscal years.

	Fiscal Year Ended September 30, 2020	Fiscal Year Ended September 30, 2019	Fiscal Year Ended September 30, 2018
Socially Responsible Equity Fund
Gross Administration Fee	$26,999	$86,827	$46,627
Fee Waiver/ Reimbursement	$0	$0	$0
Net Administration Fee	$26,999	$86,827	$46,627
Small Cap Equity Fund
Gross Administration Fee	$0	$41,339	$17,243
Fee Waiver/ Reimbursement	$0	$0	$0
Net Administration Fee	$0	$41,339	$17,243

Transfer Agent and Dividend Paying Agent

DST Asset Manager Solutions, Inc. (“DST”), located at 430 W 7th Street, Suite 219424, Kansas City, MO 64105-1407, serves as the transfer agent of the Funds’ investments and dividend paying agent. As transfer agent, DST is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, DST receives monthly fees charged to the Funds, plus certain charges for securities transactions.

Securities Lending

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained the Bank of New York Mellon (“BNYM”) to serve as the securities lending agent. The Funds did not participate in any securities lending activities during the most recently completed fiscal year.

		Fees and/or compensation paid by the Fund for securities lending activities and related services
	Gross income earned by the Fund from securities lending activities[1]	Fees paid to BNYM from a revenue split[2]	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split[3]	Administrative fees not included in a revenue split[4]	Indemnification fee not included in a revenue split[5]	Rebate (paid to borrower)[6]	Other fees not included in a revenue split[7]	Aggregate fees/ compensation paid by the Fund for securities lending activities[8]	Net income from securities lending activities[9]
Highland Socially Responsible Equity Fund	$1,228	$1411	$—	$—	$—	$(2,300)	$—	$—	$2,117
Highland Small-Cap Equity Fund	$633	$364	$—	$—	$—	$(279)	$—	$—	$548

1

Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.

2	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
3

Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split is calculated as follows: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio. This Field only contains management fees for collateral vehicles managed internally at BNYM, externally managed collateral vehicles are reported with a management fee of $0.

4	Administrative fees not included in revenue split are fees for other administrative activities associated with a Fund’s participation in securities lending activities.
5

Indemnification fee not included in revenue split is the fee for indemnifying the Fund for their participation in securities lending activities. There is currently no fee associated with indemnification.

6	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.
7	Other fees not included in revenue split (specify) are other fees that have not otherwise been captured.
8	Aggregate fees/compensation for securities lending activities represents the sum of items 2 through 7.
9	Net income from securities lending activities is the Fund’s income as a result of lending activities.

For the fiscal year ended September 30, 2020, BNYM, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds’ Securities Lending and Services Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; and (x) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending and Services Agreement.

Certain Affiliations

The Funds, HCMFA and NSI are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HCMFA and NSI. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

The Funds did not pay any brokerage commissions on transactions with NexBank for the fiscal years ended September 30, 2020, 2019, or 2018.

In addition, the Funds, HCMFA and NSI, as outlined above, are affiliated with NexBank, which also does business as NexBank Capital Advisors, NexBank SSB, a state chartered bank, NexVantage Title Services, a title insurance company affiliated with NexBank SSB, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HCMFA and NSI. NexBank and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HCMFA (the “Portfolio Companies”). For example, NexBank SSB may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender or may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, NexVantage Title Services, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Funds’ Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between HCMFA and the Fund.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

The following information supplements the discussion of methods for reducing or eliminating sales charges in Class A and Class C Shares described in the Prospectus. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances.

Class A Shares. Class A Shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus.

Right of Accumulation

Reduced sales charges on Class A Shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1. the current purchase; and

2. the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s classes of shares held by the shareholder, the shareholder’s spouse, domestic partner or the shareholder’s minor children.

The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent

Any person may qualify for reduced sales charges on purchases of Class A Shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Fund to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege

A shareholder who has redeemed Class A or Class C Shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax adviser.

Privileges of Financial Advisors

Class A Shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Sponsored Arrangements

Class A Shares. Class A Shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A Shares may also be purchased at a reduced or zero sales charge by (i) clients of any Financial Advisor that has have entered into an agreement with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any Financial Advisor that has have entered into an agreement with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your Financial Adviser for further information. Please refer to the Appendix to the Funds’ Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class C Shares. Class C Shares will be offered at their NAV per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C Shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ NAV of the block of shares being redeemed at the time of their purchase or its NAV at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CSDC to fill your redemption requests. Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C Shares.

Class Y Shares. Class Y Shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).

Purchases Through Financial Advisors

Class A, Class C, and Class Y Shares of each Fund, as applicable, are currently available to clients and customers of Financial Advisors as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, HCMFA or the Underwriter and such Financial Advisors. Financial Advisors may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or the Underwriter. Therefore, a client or customer should contact their investment adviser and/or Financial Advisors acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Advisor. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary. Financial Advisors will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, HCMFA or the Underwriter.

CDSCs

A CDSC payable to a Fund is imposed on certain redemptions of Class A and Class C Shares of a Fund however effected. Class A and Class C Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (a) the NAV of the Class A or Class C Shares at the time of purchase or (b) the NAV of the Class A or Class C shares at the time of redemption.

The CDSC applicable to Class A and Class C Shares is calculated in the same manner.

In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Fund will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.

Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.

Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.

Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

Variations in sales charges for Class A reflect the varying efforts required to sell Class A to separate categories of purchasers. These provisions may be altered or discontinued at any time. Any sales charge discounts described herein do not apply to investors purchasing shares of a Fund through any Specified Intermediary as detailed in the Appendix to the Fund’s prospectus. Please refer to the Appendix to the Fund’s prospectus for the sales charge discounts that are applicable to each Specified Intermediary.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (that is, income other than net realized long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Fund that are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Fund and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

Dividends attributable to the net investment income of the Socially Responsible Equity Fund and Small-Cap Equity Fund generally are declared and paid annually. Distributions of any net realized long-term and short-term capital gains earned by a Fund generally are declared and paid annually.

As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares, which in turn will be higher than those of Class C shares.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and activities of the partnership. Shareholders (and partners in a partnership that is a shareholder) should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Funds

Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their shareholders, each applicable Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that satisfies certain qualifying income requirements but derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above), will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain ETFs and certain master limited partnerships (“MLPs”) in which a Fund may invest may qualify as qualified publicly traded partnerships.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded favorable tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if such Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded favorable tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any investment company taxable income or net capital gain retained by a Fund will be subject to Fund-level tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) its net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) its other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations as described below, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

If a Fund incurs or has incurred net capital losses in a taxable year, those losses will be carried forward to one or more subsequent taxable years to offset capital gains realized during such subsequent taxable years. Any such carryforward losses will retain their character as short-term or long-term. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. Each Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individual shareholders at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by that Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions of income attributable to qualified REIT dividends will qualify for the 20% deduction available to non-corporate shareholders in REITs provided certain holding period requirements are met. The Treasury Department has announced that it is considering proposing regulations that would provide a similar pass-through of the deduction available to non-corporate shareholders in MLPs.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above (other than exempt-interest dividends, described below), and (ii) any net gain from the sale, exchange, redemption, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution with respect to any taxable year to a shareholder in excess of that Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the NAV of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether that Fund’s NAV also reflects unrealized losses.

Tax Implications of Certain Fund Investments

To the extent a Fund invests in commodity-related ETFs, certain of these ETFs may qualify as qualified publicly traded partnerships. The RIC diversification requirement described above will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year. In addition, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a RIC for a particular year. Further, if such an ETF ceased to qualify for treatment as a partnership for U.S. federal income tax purposes, it instead would be treated as a corporation for such purposes. In that case, the ETF would be obligated to pay income tax at the entity level, thereby reducing the value of the Fund’s investment in that ETF.

Certain other commodity-related ETFs that are treated as regular (i.e., non-QPTP) partnerships, trusts or other pass-through vehicles for tax purposes could give rise to income that is not qualifying income for purposes of the 90% gross income requirement described above. If the income from such ETFs together with any other non-qualifying income earned by a Fund caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.

MLPs in which a Fund may invest may qualify as qualified publicly traded partnerships, subject to the special RIC-related rules described in the two immediately preceding paragraphs, or, instead, may be treated as “regular” partnerships. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. If all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership were to constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement, the Fund’s investment in such an entity could bear on or be limited by the Fund’s intention to satisfy the RIC 90% gross income requirement.

A Fund’s investments in futures, options and other derivatives, as well as any hedging, straddle, securities loan and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

In addition, the tax rules applicable to certain derivative instruments, as well as certain exchange-traded notes (“ETNs”), in which a Fund may invest are uncertain under current law, including under the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from ETNs can be uncertain. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.

A Fund’s use of certain derivatives, including but not limited to commodity-linked derivatives and other similar instruments and investments in physical commodities can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from physical commodities and certain commodity-linked instruments generally do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative or other instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

In addition, certain of a Fund’s investments in derivative instruments and foreign currency-denominated debt instruments, as well as any transactions in foreign currencies and hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of and in reduction of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The IRS has issued guidance, however, that Section 451 does not apply to the accrual of market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such obligations. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

A Fund’s investment in foreign countries may be subject to foreign withholding and other taxes on dividends, interest, capital gains, or other income or proceeds. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.

In each such case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if eligible in a particular taxable year, a Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes paid by the Fund in such year.

Any investment by a Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly (through its investments in REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts to the extent it invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

If a Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If a Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Backup Withholding

A Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (excluding S corporations), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, and generally will not be subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPI”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder that (A) has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisers.

Special rules apply to distributions to certain foreign shareholders from a RIC that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition of USRPIs. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Fund’s shares and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends). Proposed Treasury Regulations would eliminate the withholding tax on Capital Gain Dividends and gross proceeds of redemptions or exchanges that was scheduled to go into effect in 2019. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

PRINCIPAL SHAREHOLDERS

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. As of December 31, 2020, there were not any known persons by the Funds to own of record or beneficially 25% or more of the outstanding shares of the Funds.

As of December 31, 2020, the officers and Trustees, as a group, owned less than 1% of any class of any Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund.

As of December 31, 2020, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows (certain of the investors below are believed to hold the indicated shares as nominee):

Name and Address	Outstanding Shares Held	Percentage of Class (%)

Highland Socially Responsible Equity Fund – Class A
Walter H Donahue 25 Lexington Pkwy Pittsfield Ma 01201-7329	212,116	5.99%

Highland Socially Responsible Equity Fund – Class C
Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	99,216	16.06%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	81,664	13.22%

National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	47,591	7.70%

LPL Financial Omnibus Customer Account, Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	46,003	7.44%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	44,270	7.16%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	35,328	5.72%

Highland Socially Responsible Equity Fund – Class Y
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S. 6th Street, #P08 Minneapolis, MN 55402-4413	350,930	56.70%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	92,458	14.94%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	68,044	10.99%

Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	66,863	10.80%

Highland Small-Cap Equity Fund – Class A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	257,311	11.87%

National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	181,376	8.36%

Highland Small-Cap Equity Fund – Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	142,734	40.12%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	65,795	18.49%

National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	55,266	15.53%

Highland Small-Cap Equity Fund – Class Y
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	122,543	36.27%

Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	73,719	21.82%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	55,538	16.44%

National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	24,607	7.28%

TRUST HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an amended and restated Declaration of Trust dated May 12, 2016, as amended from time to time (the “Declaration”).

Effective as of February 18, 2011, HCMFA serves as the investment adviser to the Funds. The name of the Trust was changed from “GE Funds” to “Highland Funds II” effective February 22, 2011. The name of the Trust was changed from “Highland Funds II” to “Pyxis Funds II” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds II” to “Highland Funds II” effective February 8, 2013. The Socially Responsible Equity Fund was added as a series of the Trust on July 22, 1996. The Small-Cap Equity Fund was added as a series of the Trust on May 8, 1998.

Prior to February 18, 2011, GEAM was the investment adviser to the Socially Responsible Equity Fund and Small-Cap Equity Fund. Prior to January 31, 2016, GEAM was the investment sub-adviser to the Socially Responsible Equity Fund.

In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. The Transfer Agent maintains a record of each shareholder’s ownership of shares of a Fund.

Shareholder Liability. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

Shareholder Rights and Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration permits the Board to terminate a Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds of the Trust vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel. K&L Gates serves as counsel for the Trust.

Independent Registered Public Accounting Firm. As of June 18, 2020, Cohen & Company, Ltd., an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as independent registered accounting firm to the Funds. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when approved to do so by the Audit Committee. Certain information for the years ended September 30, 2019, 2018, 2017 and 2016, has been audited and reported on by another independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto of the Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2020 are incorporated into this SAI by reference and have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the financial statements, appears in the Funds’ 2020 Annual Report to Shareholders for the fiscal year ended September 30, 2020, as filed with the SEC on December 10, 2020 (file # 811-07142).

The audited financial statements incorporated by reference into the Funds’ Prospectus and this SAI have been so incorporated in reliance upon the reports of Cohen & Company, Ltd., given on its authority as an expert in auditing and accounting. The Funds’ Annual Reports are available without charge by calling the Funds at (877) 665-1287 or on the SEC’s website at http://www.sec.gov.

APPENDIX A

RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Global Long-term Rating Scale

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation, and the promise we impute; and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which Highland Capital Management Fund Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) engage with issuers and ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [                .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [                .com] by the Settlement Designee or by sending voting instructions to [                .com] and copying [                .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [                .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance

Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to the SEC examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Description of Exhibit

(a)(1)

Amended and Restated Declaration of Trust, dated May 12, 2016, is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(b)

Amended and Restated By-Laws, as amended August 29, 2013, is incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(c)	Not applicable.

(d)(1)

Amended and Restated Investment Advisory Agreement between Highland Capital Management Fund Advisors, L.P. (“HCMFA”) and Highland Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(d)(2)

Amended and Restated Investment Advisory Agreement between HCMFA and Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(e)(1)

Distribution Agreement dated March 31, 2014 between NexPoint Securities, Inc. (“NSI”) and Highland Funds II is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 130 to the Registration Statement previously filed with the Commission on December 1, 2014 (Accession Number 0001193125-14-429632).

(e)(2)	Amended Schedule A dated October 28, 2020, to the Distribution Agreement between NSI and the Registrant is filed herewith.

(e)(3)

Form of Selling and/or Services Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 136 to the Registration Statement previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(f)	Not applicable.

(g)(1)

Master Custodian Agreement dated October 3, 2018 between Bank of New York Mellon (“BNY”) and NexPoint Real Estate Strategies Fund (“NRESF”) listed on Annex A thereto (as Annex A may be amended from time to time) is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 153 to the Registration Statement previously filed with the Commission on July 16, 2019 (Accession Number 0001193125-19-194569).

(g)(2)

Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and NRESF, NexPoint Strategic Opportunities Fund (“NHF”), the Registrant with respect to Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund) and Small-Cap Equity fund, the series of Highland Funds I, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 153 to the Registration Statement previously filed with the Commission on July 16, 2019 (Accession Number 0001193125-19-194569).

(g)(3)

Amendment 2 to Master Custodian Agreement dated April 8, 2019 between BNY and NRESF, NHF, , Highland Funds I, Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 153 to the Registration Statement previously filed with the Commission on July 16, 2019 (Accession Number 0001193125-19-194569).

(g)(4)

Amendment 3 to Master Custodian Agreement dated June 14, 2019 between BNY and NRESF, NHF, Highland Funds I, Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund), Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 155 to the Registration Statement previously filed with the Commission on January 28, 2020 (Accession Number 0001193125-20-016528).

(g)(5)	Amendment 4 to Master Custodian Agreement dated December 21, 2020 between BNY and NRESF, NHF, Highland Funds I, Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund) and Highland Global Allocation Fund is filed herewith.

(h)(1)

Transfer Agency and Service Agreement between DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) (“DST”) and the series of Highland Funds II listed on Schedule A thereto (as Schedule A may be amended from time to time), is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 106 to the Registration Statement, previously filed with the Commission on January 28, 2013 (Accession Number 0001193125-13-026349).

(h)(2)

Revised Schedule A to Transfer Agency and Service Agreement between DST and the series of the Registrant listed on Schedule A is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(3)

Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the series of Highland Funds II listed on Schedule I therefore (as Schedule I may be amended from time time), is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 88 to the Highland Funds I Registration Statement previously filed with the Commission on October 29, 2018 (Accession Number 0001193125-18-310781).

(h)(4)	Amendment 1 dated June 29, 2020 to the Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the Registrant is filed herewith.

(h)(5)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Small-Cap Equity Fund is filed herewith.

(h)(6)

Master Margin Loan Agreement dated May 18, 2017 between BNY and Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(7)

ISDA Master Agreement dated August 4, 2017, Credit Support Annex and related Schedules between Societe Generale and HCMFA is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(h)(8)

Securities Lending Authorization Agreement dated January 7, 2020 between HCMFA, on behalf of its advised funds listed on Attachment I, NexPoint Advisors, L.P., on behalf of its advised funds listed on Attachment I, and BNY is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 155 to the Registration Statement previously filed with the Commission on January 28, 2020 (Accession Number 0001193125-20-016528).

(h)(9)

Extension Amendment dated May 13, 2019 to the Master Margin Loan Agreement dated May 18, 2017 between BNY and the Registrant, on behalf of its series Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 155 to the Registration Statement previously filed with the Commission on January 28, 2020 (Accession Number 0001193125-20-016528).

(h)(10)

Amendment dated April, 8, 2019 to the Master Margin Loan Agreement dated May 18, 2017 between BNY and the Registrant, on behalf of its series Highland Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 155 to the Registration Statement previously filed with the Commission on January 28, 2020 (Accession Number 0001193125-20-016528).

(i)(1)

Opinion and consent of Willkie Farr & Gallagher with respect to Highland Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund) is incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 20 to the Registration Statement previously filed with the Commission on December 30, 1996 (Accession Number 0001010410-96-000076).

(i)(2)

Opinion and consent of Willkie Farr & Gallagher with respect to Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective Amendment No. 25 to the Registration Statement previously filed with the Commission on July 24, 1998 (Accession Number 0001010410-98-000118).

(j)(1)	Consent of K&L Gates LLP filed herewith.

(j)(2)	Consent of Independent Registered Public Accounting Firm filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)

Fifth Amended and Restated Shareholder Servicing and Distribution Plan with respect to each of Highland Socially Responsible Equity Fund (formerly, Highland Premier Growth Equity Fund) and Highland Small-Cap Equity Fund is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 127 to the Registration Statement previously filed with the Commission on January 29, 2014 (Accession Number 0001193125-14-024902).

(m)(2)

Amended and Restated Rule 12b-1 Distribution Plan with respect to the series of Highland Funds II listed on Exhibit A is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan with respect to the series of Highland Funds II listed on Exhibit A is filed herewith.

(o)	Not applicable.

(p)(1)

Joint Code of Ethics of HCMFA is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 141 to the Registration Statement, previously filed with the Commission on January 25, 2018 (Accession Number 0001193125-18-019678).

(p)(2)	Code of Ethics of the Registrant is filed herewith.

(p)(3)

Code of Ethics of NSI is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 136 to the Registration Statement, previously filed with the Commission on January 25, 2017 (Accession Number 0001193125-17-018208).

(q)	Powers of Attorney dated June 19, 2020 is filed herewith.

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	SBRL Taxonomy Extension Presentation Linkbase

Item 29.	Persons Controlled by or Under Common Control with Registrant

See Item 31.

Item 30.	Indemnification

All capitalized terms used but not defined in Item 30 shall have the meanings ascribed to such term in the respective Declaration of Trust or agreement.

Section 4.3 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)    every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)    the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)    against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)    with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)    in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)    by the court or other body approving the settlement or other disposition; or

(B)    based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c)    The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d)    Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)    such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)    a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who (i) is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Section 6 of the Amended and Restated Investment Advisory Agreements with HCMFA provides as follows:

(a)    The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b)    The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) if there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.

(c)    All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d)    Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e)    The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 19 of the Underwriting Agreement with NSI provides as follows:

The Funds agree to indemnify and hold harmless the Distributor and each of their directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the grounds that a registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public a Fund (as from time to time amended) included an alleged untrue statement of a material fact or alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act, or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of a Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the particular Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any litigation or proceeding and retain counsel, the Distributor, officers or directors or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any litigation or proceeding, it will reimburse the Distributor, officers or directors or controlling person(s), or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers, directors or controlling person(s) in connection with the issuance or sale of any of the Shares.

The Distributor also covenants and agrees that it will indemnify and hold harmless the Funds and each of their officers, trustees and each person, if any, who control a Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of: (i) any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its employees; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, or statement of additional information (as from time to time amended) included an alleged untrue statement of a material fact or an alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading , insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of a Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against a Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement. In the event that the Distributor elects to assume the defense of any litigation or proceeding and retain counsel, the Fund or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any litigation or proceeding, it will reimburse the Fund, officers or controlling person(s), or any other defendant(s) in the litigation or proceeding covered by the indemnification set forth in this Agreement, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify a Fund promptly of the commencement of any litigation or proceeding against it, its officers, its directors or its controlling person(s) in connection with the Fund and sale of any of the Shares.

Section 12 of the Administration Services Agreement with HCMFA provides as follows:

(a) The Fund agrees to indemnify and hold harmless Highland and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which Highland takes (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral Instructions or Written Instructions; provided, however, neither Highland nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of Highland’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the Fund shall not be liable to Highland or its affiliates for any consequential, special or indirect losses or damages which Highland or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Fund.

Section 5 of the Master Administration Agreement and Master Sub-Administration Agreement with SEI provides as follows:

THE DUTIES OF THE ADMINISTRATOR SHALL BE CONFINED TO THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND NO IMPLIED DUTIES ARE ASSUMED BY OR MAY BE ASSERTED AGAINST THE ADMINISTRATOR. EXCEPT TO THE EXTENT ARISING OUT OF THE ADMINISTRATOR’S BAD FAITH, FRAUD, GROSS NEGLIGENCE (AS DEFINED HEREIN), WILLFUL MISCONDUCT OR CRIMINAL MISCONDUCT WHEN PROVIDING THE SERVICES, THE ADMINISTRATOR’S AGGREGATE LIABILITY TO THE FUND WILL BE LIMITED TO MONETARY DAMAGES MUTUALLY AGREED UPON FROM TIME TO TIME IN A SEPARATE WRITING EXECUTED BY THE PARTIES (THE “AGREEMENT TERMS LETTER”). For the avoidance of doubt, the Administrator shall not be responsible for any breach in the performance of its obligations under this Agreement due to (i) the failure or delay of the Trust or its agents to perform its obligations under this Agreement or (ii) the Administrator’s reliance on the Trust Data. Each party shall have the duty to mitigate its damages for which another party may become responsible. As used in this Section 5, the term “Administrator” shall include the officers, directors, employees, affiliates and agents of the Administrator as well as that entity itself. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE ADMINISTRATOR OR THE TRUST BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR OTHER NON-DIRECT DAMAGES OF ANY KIND WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY AND REGARDLESS OF WHETHER THE FUND OR THE ADMINISTRATOR IS ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

The Administrator may, from time to time, provide to the Trust services and products (“Special Third Party Services”) from external third party sources that are Pricing Sources or other similar service providers (“Special Third Party Vendors”). The Trust acknowledges and agrees that the Special Third Party Services are confidential and proprietary trade secrets of the Special Third Party Vendors. Accordingly, the Trust shall honor reasonable requests by the Administrator and the Special Third Party Vendors to protect their proprietary rights in their data, information and property including requests that the Trust place copyright notices or other proprietary legends on printed matter, print outs, tapes, disks, film or any other medium of dissemination. The Trust further acknowledges and agrees that all Special Third Party Services are provided on an “AS IS WITH ALL FAULTS” basis solely for such the Trust’s internal use, and as an aid in connection with the receipt of the Services. The Trust may use Special Third Party Services as normally required on view-only screens and hard copy statements, reports and other documents necessary to support such the Trust’s investors; however the Trust shall not distribute any Special Third Party Services to other third parties (other than to the Trust’s Representatives (defined below) who need to receive such information or Special Third Party Services in order for the Trust to perform its obligations under this Agreement. THE SPECIAL THIRD PARTY VENDORS AND THE ADMINISTRATOR MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, OR ANY OTHER MATTER WITH RESPECT TO ANY OF THE SPECIAL THIRD PARTY SERVICES. NEITHER THE ADMINISTRATOR NOR THE SPECIAL THIRD

PARTY VENDORS SHALL BE LIABLE FOR ANY DAMAGES SUFFERED BY THE FUND IN THE USE OF ANY OF THE SPECIAL THIRD PARTY SERVICES, INCLUDING, WITHOUT LIMITATION, LIABILITY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SIMILAR DAMAGES.

The Trust shall indemnify, defend and hold harmless the Administrator from and against and the Administrator shall have no liability in connection with any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of: (i) any act or omission of the Administrator in carrying out its duties hereunder or as a result of the Administrator’s reliance upon any instructions, notice or instrument that the Administrator believes is genuine and signed or presented by an authorized Person of the Trust; provided that this indemnification shall not apply if any such loss, damage or expense is caused by or arises from the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct in the performance of the Services; (ii) any violation by the Trust or any agent of the Trust of any applicable investment policy, law or regulation; (iii) any misstatement or omission in Trust Materials or any the Trust Data; (iv) any material breach by the Trust of any representation, warranty or agreement contained in this Agreement; (v) any act or omission of the Trust, the Trust’s former administrator prior to the Effective Date, a Special Third Party Vendor, the Trust’s other service providers (such as custodians, prime brokers, transfer agents, investment advisers and sub-adviser(s); (vi) any pricing error caused by the failure of the Trust’s investment adviser or sub-adviser to provide a trade ticket or for incorrect information included in any trade ticket; or (vii) any act or omission of the Administrator as a result of the Administrator’s compliance with the Regulations, including, but not limited to, returning an investor’s investment or restricting the payment of redemption proceeds.

The Administrator may apply to the Trust, the Trust’s sponsor or any Person acting on the Trust’s behalf at any time for instructions and may consult counsel for the Trust or the Trust’s sponsor or with accountants, counsel and other experts with respect to any matter arising in connection with the Administrator’s duties hereunder, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the advice of counsel, accountants or other experts provided that Administrator has consulted with an authorized Person of the Trust and received authorization from such authorized Person of the Trust regarding the Administrator’s proposed course of action or non-action specific to the Trust or a Fund. Also, the Administrator shall not be liable for actions taken pursuant to any document which it reasonably believes to be genuine and to have been signed by the proper Person or Persons. The Administrator shall not be held to have notice of any change of authority of any officer, employee or agent of the Trust until receipt of written notice thereof. To the extent that the Administrator consults with the Trust counsel pursuant to this provision, any such expense shall be borne by the Trust.

The Administrator shall have no liability for its reliance on the Trust Data or the performance or omissions of unaffiliated third parties such as, by way of example and not limitation, transfer agents, sub-transfer agents, custodians, prime brokers, placement agents, third party marketers, asset data service providers, investment advisers (including, without limitation, the sponsor) or sub-advisers, current or former third party service providers, Pricing Sources, software providers, printers, postal or delivery services, prior administrators, telecommunications providers and processing and settlement services. The Administrator may rely on and shall have no duty to investigate or confirm the accuracy or adequacy of any information provided by any of the foregoing third parties.

The Administrator shall have no obligations with respect to any laws relating to the distribution, purchase or sale of securities. Further, the Trust assumes full responsibility for the preparation, contents and distribution of its Trust Materials and its compliance with all applicable laws, rules, and regulations.

The indemnification rights hereunder shall include the right to reasonable advances of defense expenses on an as-incurred basis in the event of any pending or threatened litigation or Action with respect to which indemnification hereunder may ultimately be merited; provided however, that the Administrator shall promptly reimburse the Trust for any such advanced expenses to the extent it is determined by a court of competent jurisdiction that Administrator is not entitled to indemnity hereunder. If in any case the Trust is asked to indemnify or hold the Administrator harmless, the Administrator shall promptly advise the Trust of the pertinent facts concerning the situation in question, and the Administrator will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Trust does not elect to assume the defense of a suit, it will advance to the Administrator the fees and expenses of any counsel retained by the Administrator. None of the parties hereto shall settle or compromise any action, suit, proceeding or claim if such settlement or compromise provides for an admission of liability on the part of the indemnified party without such indemnified party’s written consent.

Notwithstanding any disclaimers by the Administrator of liability to a Fund herein, the Administrator shall not be absolved of liability for any of its acts or omissions in connection with any Services performed pursuant to this Agreement to the extent such liability arises out of the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct.

The provisions of this Section 5 shall survive the termination of this Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds.

Item 31.	Business and Other Connections of Investment Advisers

(a) The description of the business of HCMFA, the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management of the Trust” in the Statement of Additional Information (“SAI”), each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of HCMFA is set forth in its Form ADV, as filed with the SEC through the Investment Adviser Registration Depository (IARD) on October 23, 2020 (CRD No. 149653) and as amended through the date hereof, and is incorporated herein by reference.

(b) NexPoint Advisors, L.P., with its principal place of business located at 300 Crescent Court, Suite 700, Dallas, Texas 75201, and NexBank Securities, Inc., its principal place of business located at 2515 McKinney Ave, Suite 1100, Dallas, Texas 75201, are registered investment advisers affiliated with HCMFA.

The following person is a non-executive officer of NexPoint Advisors, L.P. and HCMFA:

(1)	Jason Post, Chief Compliance Officer

The following persons are executive officers of the general partner of NexPoint Advisors, L.P. and NexPoint Advisors GP, LLC:

(1)	James Dondero, President

(2)	Dustin Norris, Executive Vice President

(3)	Frank Waterhouse, Treasurer

(4)	Lauren Thedford, Secretary

(5)	Dave Klos, Assistant Treasurer

The following persons are executive officers of the general partner of HCMFA and Strand Advisors XVI, Inc.:

(1)	Dustin Norris, Executive Vice President

(2)	Lauren Thedford, Secretary

(3)	Frank Waterhouse, Treasurer

(4)	Dave Klos

The following persons are executive officers of NexBank Securities, Inc.:

(1)	Eric Holt, President and Chief Compliance Officer

(2)	Stacy Hodges, Financial and Operations Principal

The following persons are non-executive officers of NexBank Securities, Inc.:

None.

Item 32.	Principal Underwriters

(a)    NSI serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Highland Funds I (certain series)

Highland Funds II

NexPoint Real Estate Strategies Fund

NexPoint Capital, Inc.

(b)    NSI’s main business address is 200 Crescent Court, Suite 700, Dallas, Texas 75201. The following is a list of the managers and officers of NSI:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Dustin Norris	President	Executive Vice President
Eric Holt	Chief Compliance Officer	None
David Klos	Financial and Operations Principal	Assistant Treasurer

*	The principal business address for each individual unless otherwise noted is NexPoint Securities, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

(c)    The following are all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year ended September 30, 2020 by NSI. NSI is an affiliate of HCMFA, the Registrant’s investment adviser.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
NexPoint Securities, Inc.	$4,272	$0	$0	$

Item 33.	Location of Accounts and Records

(1)	DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive Quincy, Massachusetts 02169-09534 (records relating to its function as transfer agent and accounting services agent).

(2)	NexPoint Securities, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as distributor).

(3)	Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 (records relating to its function as custodian).

(4)	Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as adviser and as administrator).

(5)	SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as administrator and sub-administrator).

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 157 under the Securities Act and Amendment No. 160 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 28th day of January, 2021.

By:	/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 157 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ethan Powell*
Ethan Powell	Trustee	January 28, 2021

/s/ Dr. Bob Froehlich*
Dr. Bob Froehlich	Trustee	January 28, 2021

/s/ John Honis*
John Honis	Trustee	January 28, 2021

/s/ Bryan A. Ward*
Bryan A. Ward	Trustee	January 28, 2021

/s/ Frank Waterhouse
Frank Waterhouse	Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer	January 28, 2021

* By:	/s/ Frank Waterhouse
Frank Waterhouse
Attorney in Fact**

January 28, 2021

**	Pursuant to powers of attorney dated June 19, 2020 filed herein.

Exhibit Index

Exhibit No.

(e)(2)	Amended Schedule A dated October 28, 2020, to the Distribution Agreement between NSI and the Registrant

(g)(5)	Amendment 4 to Master Custodian Agreement dated December 21, 2020 between BNY and NRESF, NHF, Highland Funds I, Highland Funds II, Highland Income Fund (formerly Highland Floating Rate Opportunities Fund) and Highland Global Allocation Fund

(h)(4)	Amendment 1 dated June 29, 2020 to the Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the Registrant

(h)(5)	Expense Limitation and Recoupment Agreement between HCMFA and Highland Funds II on behalf of Highland Small-Cap Equity Fund

(j)(1)	Consent of K&L Gates LLP

(j)(2)	Consent of Independent Registered Public Accounting Firm

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan with respect to the series of Highland Funds II listed on Exhibit A

(p)(2)	Code of Ethics of the Registrant

(q)	Powers of Attorney dated June 19, 2020